Prospect Street High Income Portfolio Inc.
Prospect Street Income Shares Inc.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240

Joint Annual Meeting of Stockholders to be held June 6, 2008

April 23, 2008

Dear Stockholder:

You are being asked to vote on (1) a proposed reorganization of Prospect Street High Income Portfolio Inc. (“High Income Portfolio”) or Prospect Street Income Shares Inc. (“Income Shares”), as applicable (each an “Acquired Fund” and together as the “Acquired Funds”), into Highland Credit Strategies Fund (“Acquiring Fund”) (collectively, the Acquired Funds and the Acquiring Fund being referred to herein as the “Funds”) and (2) the election of directors of each Acquired Fund.

The Board of Directors of each Acquired Fund has called a joint annual meeting of stockholders of the Acquired Funds (the “Meeting”) to be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, so that stockholders can vote on an Agreement and Plan of Reorganization (“Agreement”) and the election of directors. Each Agreement provides for the participating Acquired Fund to transfer its assets to the Acquiring Fund in exchange for common shares and cash (in lieu of fractional shares) of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities and the dissolution of the Acquired Fund under applicable state law (“Reorganization”). Although holders of preferred stock are being asked to vote on the Reorganizations, prior to a Reorganization, it is anticipated that the preferred stock of a participating Acquired Fund will be redeemed, with preferred stockholders receiving a liquidation preference of $25,000 per share plus any accumulated and unpaid dividends. As a result of a Reorganization, a common stockholder of the participating Acquired Fund will become a common shareholder of the Acquiring Fund. The attached combined Proxy Statement and Prospectus includes detailed information about the proposed Reorganization and Agreement for each Acquired Fund. After careful consideration, the Board of each Acquired Fund unanimously recommends that you support the Reorganization and vote “FOR” the applicable proposed Agreement and “FOR” each nominee for director.

The investment objective of each Acquired Fund is similar to that of the Acquiring Fund, although the Acquiring Fund has a greater focus on capital appreciation and each Fund’s investment policies, strategies and risks are different, particularly with respect to Income Shares and the Acquiring Fund. Highland Capital Management, L.P. is the investment adviser to each Fund.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Joseph Dougherty
Chairman of the Board
Prospect Street High Income Portfolio Inc.
Prospect Street Income Shares Inc.

IMPORTANT NOTICE

TO STOCKHOLDERS OF
PROSPECT STREET HIGH INCOME PORTFOLIO INC.
AND
PROSPECT STREET INCOME SHARES INC.

QUESTIONS & ANSWERS

Although we recommend that you read the complete Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), we have provided for your convenience a brief overview of the proposals to be voted on at an annual meeting of stockholders.

APPROVAL OF REORGANIZATIONS OF THE ACQUIRED FUNDS

Q:	WHAT IS BEING PROPOSED AT THE STOCKHOLDER MEETING?

A:	Stockholders of Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc.: You are being asked to approve a proposed reorganization (each a “Reorganization” and, together, the “Reorganizations”) of Prospect Street High Income Portfolio Inc. (“High Income Portfolio”) or Prospect Street Income Shares Inc. (“Income Shares”), as applicable (each an “Acquired Fund” and together as the “Acquired Funds”), into Highland Credit Strategies Fund (“Acquiring Fund”) (collectively, the Acquired Funds and the Acquiring Fund being referred to herein as the “Funds”), a closed-end fund that pursues a similar investment objective and is managed by Highland Capital Management, L.P. (“Highland”), the same investment adviser as that of the Acquired Funds. Stockholders are also being asked to vote on the election of directors. Electing directors at this meeting would avoid the expense of holding two stockholder meetings within a short period of time.

Q:	WHY IS EACH REORGANIZATION BEING RECOMMENDED?

A:	The Board of Directors of each Acquired Fund has determined that the Reorganization in which its Fund would participate would benefit its common stockholders. The Board of Trustees of the Acquiring Fund has determined that the Reorganizations would benefit its common shareholders. The investment objective of each Acquired Fund and the Acquiring Fund are similar, although each Fund seeks to achieve its objective in different ways. High Income Portfolio seeks to provide high current income, while seeking to preserve stockholders’ capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. The Acquiring Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation. Each Fund is managed by the same investment adviser and has the same members on its Board.

Although holders of preferred stock are being asked to vote on the Reorganizations, prior to a Reorganization, it is anticipated that the preferred stock of an Acquired Fund will be redeemed, with preferred stockholders receiving a liquidation preference of $25,000 per share plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final stockholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred stock.

In reaching its determination, the Board of Directors of each Acquired Fund also considered that if stockholders approve the Reorganization(s), Highland would contractually agree to waive a portion of the Acquiring Fund’s advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization(s) for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (calculated as of the date of its reorganization) due to the difference between the advisory fee rates of each Acquired Fund and the Acquiring Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio’s current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than each Acquired Fund’s current annual operating expenses. This is primarily due to the Acquiring Fund’s higher advisory and administration fees. As of each Fund’s last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Proxy Statement/Prospectus contains further explanation of the reasons that the Boards of Directors/Trustees of the Funds unanimously recommend the Reorganizations.

Q:	HOW DOES THE ACQUIRING FUND’S INVESTMENT STRATEGY DIFFER FROM MY FUND?

A:	The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of the Acquiring Fund’s assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities.” The Acquiring Fund’s broader investment mandate allows it to invest in more types and potentially more risky securities than either Acquired Fund. See “Risk Factors and Special Considerations” for more information.

Stockholders of High Income Portfolio: High Income Portfolio is registered as a diversified, closed-end management investment company under the 1940 Act. The investment strategy of the Acquiring Fund is similar to High Income Portfolio’s since both invest primarily in below investment grade securities, but the Acquiring Fund has a greater focus on bank loans. In addition, the Acquiring Fund is able to invest in more types of securities and it invests approximately 80% of its assets in senior loans as of the date hereof.

Stockholders of Income Shares: Income Shares is registered as a diversified, closed-end management investment company under the 1940 Act. The investment strategy of Income Shares differs from that of the Acquiring Fund. Income Shares invests in higher quality securities, since it invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by Highland to be of comparable quality. A significant portion of the Acquiring Fund’s assets is invested in securities rated below investment grade (Ba/BB or lower) and it currently invests approximately 80% of its assets in senior loans as of the date hereof.

Q:	HOW WILL THE REORGANIZATIONS AFFECT ME?

A:	If stockholders approve the Reorganizations of both Acquired Funds, the assets and liabilities of the Acquired Funds will be combined with those of the Acquiring Fund and the Acquired Funds will dissolve. As noted above, although holders of preferred stock are being asked to vote on the Reorganizations, the preferred stock of an Acquired Fund will be redeemed prior to its Reorganization.

Common Stockholders of the Acquired Funds: If you are a holder of common stock of an Acquired Fund, you will receive newly issued common shares of the Acquiring Fund (though you may receive cash for fractional common shares), the aggregate net asset value of which will equal the aggregate net asset value, taking into account your Fund’s proportionate share of the costs of the Reorganizations, of the common stock you held immediately prior to your Fund’s Reorganization. The Acquiring Fund common shares received by Acquired Fund common stockholders will trade on New York Stock Exchange and will likely trade at a discount from net asset value, which might be greater or less than the trading discount of an Acquired Fund’s common stock at the time of the closing of its Reorganization.

Preferred Stockholders of the Acquired Funds: Although holders of preferred stock are being asked to vote on the Reorganizations, if you are a holder of preferred stock, prior to an Acquired Fund’s Reorganization you will receive the liquidation preference of the preferred stock you hold plus any accumulated and unpaid dividends because the preferred stock will be redeemed prior to the Reorganization.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATIONS?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. However, part of the costs associated with the Reorganizations will be borne by the Acquired Funds and thus indirectly by their common stockholders.

Q:	WILL MY DIVIDENDS BE AFFECTED BY THE PROPOSED REORGANIZATION?

A:	Common Stockholders of Income Shares: If you are a common stockholder of Income Shares, you receive distributions on a quarterly basis. As shareholders of the Acquiring Fund, you will receive distributions on a monthly basis. The Acquiring Fund’s current yield as of January 31, 2008 on a net asset value basis is higher than that of Income Shares. It is expected that the shareholders of the Acquiring Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

Common Stockholders of High Income Portfolio: If you are a common stockholder of High Income Portfolio, you receive distributions on a monthly basis. As a shareholder of the Acquiring Fund, you will also receive distributions on a monthly basis. The Acquiring Fund’s current yield as of January 31, 2008 on a net asset value basis is higher than that of High Income Portfolio. It is expected that the shareholders of Acquiring Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

Preferred Stockholders of the Acquired Funds: If you are a preferred stockholder of an Acquired Fund, at the time you receive the liquidation preference of the preferred stock you hold you will also receive any accumulated and unpaid dividends.

The Acquiring Fund will not permit any holder of certificated common stock of an Acquired Fund at the time of the Reorganization to reinvest dividends or other distributions, transfer shares of the Acquiring Fund or pledge shares of the Acquiring Fund until the certificates for stock of the Acquired Fund have been surrendered to PFPC, Inc., the Acquiring Fund’s transfer agent, or, in the case of lost certificates, until an adequate surety bond has been posted. To obtain information on how to return your stock certificates for an Acquired Fund if and when the Reorganizations are completed, please call PFPC, Inc. at 877-665-1287.

If a shareholder is not, for the reasons above, permitted to reinvest dividends or other distributions on shares of the Acquiring Fund, the Acquiring Fund will pay all such dividends and other distributions in cash, notwithstanding any election the shareholder may have made previously to reinvest dividends and other distributions on stock of an Acquired Fund.

Q:	WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATIONS?

A:	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, stockholders of the Acquired Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. However, stockholders of the Acquired Funds may recognize gain or loss with respect to cash such holders receive pursuant to the Reorganization in lieu of fractional shares. Additionally, the Acquired Funds will recognize no gain or loss as a result of the Reorganization or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Q:	WHAT HAPPENS IF STOCKHOLDERS OF ONE ACQUIRED FUND DO NOT APPROVE ITS REORGANIZATION BUT STOCKHOLDERS OF THE OTHER ACQUIRED FUND DO APPROVE ITS REORGANIZATION?

A:	The Reorganizations are not contingent upon each other. An unfavorable vote on a proposed Reorganization by the stockholders of one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund, if that Reorganization is approved by its stockholders.

Q:	HOW DOES THE BOARD OF DIRECTORS OF EACH ACQUIRED FUND SUGGEST THAT I VOTE?

A:	After careful consideration, the Board of Directors of each Acquired Fund unanimously recommends that you vote “FOR” the Reorganization proposed for your Fund and “FOR” each nominee for director.

GENERAL

Q:	HOW DO I VOTE MY PROXY?

A:	You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the meeting in person. You may also vote by phone by calling the proxy solicitor at (800) 283-8518.

Q:	WHO DO I CALL IF I HAVE QUESTIONS?

A:	We will be pleased to answer your questions about this proxy solicitation. Please call (800) 283-8518 with any questions.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
PROSPECT STREET INCOME SHARES INC.
(each, a “Fund”)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2008

This is the formal agenda for your Fund’s stockholder meeting. It tells you what matters will be voted on and the time and place of the meeting in case you want to attend in person.

To the stockholders of each Fund:

A joint stockholder meeting for the Funds will be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time, to consider the following:

1.  (A) For stockholders of Prospect Street High Income Portfolio Inc. (“High Income Portfolio”), a proposal to approve an Agreement and Plan of Reorganization between High Income Portfolio and Highland Credit Strategies Fund (the “Acquiring Fund”) pursuant to which High Income Portfolio will transfer its assets to Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund’s assumption of High Income Portfolio’s liabilities and High Income Portfolio will dissolve under applicable state law. The Board of Directors of High Income Portfolio unanimously recommends that you vote FOR this proposal.

(B) For stockholders of Prospect Street Income Shares Inc. (“Income Shares”), a proposal to approve an Agreement and Plan of Reorganization between Income Shares and the Acquiring Fund pursuant to which Income Shares will transfer its assets to Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund’s assumption of Income Shares’ liabilities and Income Shares will dissolve under applicable state law. The Board of Directors of Income Shares unanimously recommends that you vote FOR this proposal.

2.  (A) For stockholders of High Income Portfolio, to elect Timothy K. Hui and Scott F. Kavanaugh as Class II Directors of High Income Portfolio, each to serve for a three-year term expiring at the 2011 annual meeting and until his successor is duly elected and qualified. The Board of Directors of High Income Portfolio unanimously recommends that you vote FOR these nominees for director.

(B) For stockholders of Income Shares, to elect R. Joseph Dougherty as a Class I Director of Income Shares, to serve for a three-year term expiring at the 2011 annual meeting and until his successor is duly elected and qualified. The Board of Directors of Income Shares unanimously recommends that you vote FOR this nominee for director.

3.  Any other business that may properly come before the meeting.

Stockholders of record as of the close of business on April 14, 2008, are entitled to vote at the meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement and Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and your shares may be voted. You may also vote by calling the proxy solicitor at (800) 283-8518. If you are present at the meeting, you may change your vote, if desired, at that time.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR BY TELEPHONE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY CALLING THE NUMBER ON THE PROXY CARD. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

By order of the Boards of Directors,

M. Jason Blackburn
Secretary

Dated: April 23, 2008

PROXY STATEMENT of
Prospect Street High Income Portfolio Inc. (“High Income Portfolio”)
Prospect Street Income Shares Inc. (“Income Shares”)
(each, an “Acquired Fund”)

And

PROSPECTUS for
Common Shares of
Highland Credit Strategies Fund
(“Credit Strategies Fund” or the “Acquiring Fund”)

The address of the Acquired Funds and the Acquiring Fund (each, a “Fund”) is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 and the telephone number of each Fund is 1-877-665-1287.

* * * * * *

This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) contains the information stockholders of each Acquired Fund should know before voting on the proposed reorganizations (each a “Reorganization” and, together, the “Reorganizations”) and election of the nominees for director for each Acquired Fund (“Directors”). Please read it carefully and retain it for future reference. For ease of reading, “shares” and “shareholders” has been used in certain places in the Proxy Statement/Prospectus to describe, respectively, the stock of each Acquired Fund and holders of stock of each Acquired Fund.

How the Reorganizations Will Work

•	Each Acquired Fund will redeem its preferred shares prior to its Reorganization. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares. Pursuant to each Reorganization, an Acquired Fund will transfer all of its assets to the Acquiring Fund, which will assume each Acquired Fund’s liabilities.

•	If each Reorganization is approved by its respective shareholders, the Acquiring Fund will issue newly issued common shares of beneficial interest, with $0.001 par value (“Acquiring Fund Common Shares”), and cash (in lieu of certain fractional shares) in an aggregate amount equal to the value of each Acquired Fund’s net assets attributable to its common shares. These shares will be distributed to each Acquired Fund’s common shareholders in proportion to their holdings immediately prior to the Reorganization.

•	Each Acquired Fund will be dissolved and its shareholders will become shareholders of the Acquiring Fund.

•	The Reorganization of an Acquired Fund is conditioned upon the approval of its shareholders. However, the Reorganizations are not contingent upon each other and the Reorganization of one Acquired Fund will proceed, if approved by its shareholders, even if the Reorganization for the other Acquired Fund is not approved. If a Reorganization is not approved by an Acquired Fund, that Fund will continue to exist and its Board of Directors will consider what additional action, if any, to take.

•	Each Reorganization is intended to result in no income or recognized gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Funds, except for distributions of net realized capital gains, if any, resulting from the sale of an Acquired Fund’s assets in connection with its Reorganization. In addition, shareholders of the Acquired Funds may recognize gain or loss with respect to cash such holders receive pursuant to the Reorganization in lieu of fractional shares.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the ‘‘SEC”). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Rationale for the Reorganizations

The Board of Directors of each Acquired Fund and the Board of Trustees of the Acquiring Fund (each a “Board”) believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and Board considerations include:

•	Exchange of Common Shares at Net Asset Value (“NAV”). On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund’s NAV (i.e., the Acquired Fund will get its NAV’s worth of common shares of the Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

•	Increased Use of Capital Losses. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as “capital loss carryovers” (“CLCs”) in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. See “Further Information on the Reorganizations — Federal Income Tax Consequences of the Reorganizations.” Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund’s use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

•	Enhanced Common Share Liquidity. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund’s common shares will have the effect of reducing or maintaining trading discounts.

•	Increased Asset Size. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

•	Economies of Scale in Certain Expenses. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by the Funds’ adviser, as described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. Each Fund incurs New York Stock Exchange (“NYSE”) listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

•	Portfolio Management Efficiencies. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

•	Shareholders’ Ability to Margin. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland Capital Management, L.P. (“Adviser” or “Highland”) would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio’s current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. As of each Fund’s last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Board of each Acquired Fund unanimously recommends that you vote FOR the Reorganization of your Fund into Credit Strategies Fund. For further information, please see the individual description of the proposal affecting your Fund contained in the Proxy Statement/Prospectus.

Who Bears the Expenses Associated with the Proxy Statement/Prospectus

The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations’ closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. The costs associated with the election of Directors will be borne by each of the Acquired Funds.

Who is Eligible to Vote

Shareholders of record on April 14, 2008 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxy cards, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted for the Reorganization and for the election of the nominees for Director. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “HCF” and will continue to be so listed subsequent to the Reorganizations. The common shares of High Income Portfolio and Income Shares are listed on the NYSE under the ticker symbols “PHY” and “CNN,” respectively.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Where to Get More Information

Credit Strategies Fund’s annual report to shareholders dated December 31, 2007

High Income Portfolio’s annual report to shareholders dated October 31, 2007

Income Shares’ annual report to shareholders dated December 31, 2007	Previously sent to the shareholders of each respective Fund and on file with the SEC or available at no charge by calling our toll free number: 877-665-1287.

A Statement of Additional Information dated April 23, 2008, which relates to this Proxy Statement/Prospectus and the Reorganizations, has been filed with the SEC and contains additional information about the Acquired Funds and the Acquiring Fund	On file with the SEC or available at no charge by calling our toll free number: 877-665-1287. The statement of additional information is incorporated by reference into (and therefore legally part of) this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus	Call our toll-free telephone number: 877-665-1287.

The date of this Proxy Statement/Prospectus is April 23, 2008.

v

INTRODUCTION

This Proxy Statement/Prospectus is being used by each Acquired Fund’s Board to solicit proxies to be voted at the annual meeting of each Acquired Fund’s shareholders (“Meeting”). The Meeting will be held at Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on Friday, June 6, 2008, at 8:00 a.m. Central Time. At the Meeting, each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization providing for the Reorganization of the Acquired Fund into the Acquiring Fund and for election of Directors of each Acquired Fund. This Proxy Statement/Prospectus is being mailed to your Fund’s shareholders on or about April 23, 2008.

For each proposal, this Proxy Statement/Prospectus includes information that is specific to that proposal. A comparison summary is provided with respect to each proposal. You should read carefully the sections of the proxy statement related specifically to your Fund(s), the information relevant to the proposals, as well as the Appendices and the enclosed materials, because they contain details that are not in the summary.

SUMMARY OF INFORMATION RELATED TO PROPOSAL 1

The following is a summary of certain information regarding proposal 1 contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

PROPOSALS 1(A) AND 1(B): REORGANIZATIONS OF THE ACQUIRED FUNDS

The Proposed Reorganizations.  The Board of each Fund, including the Trustees/Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund, has unanimously approved the Agreement and Plan of Reorganization to which its Fund is a participant. If the shareholders of an Acquired Fund approve the applicable Agreement and Plan of Reorganization, then common shareholders of that Acquired Fund will receive Acquiring Fund Common Shares and cash (in lieu of certain fractional shares), and the Acquiring Fund will acquire all of the assets of the Acquired Fund and assume all of the liabilities of that Acquired Fund. The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate value of Acquiring Fund Common Shares and any cash you receive in a Reorganization will equal the aggregate value, taking into account your Fund’s proportionate share of the costs of the Reorganizations, of your Acquired Fund Common Shares held immediately prior to your Fund’s Reorganization. Acquired Fund common shareholders will receive cash for any Acquiring Fund fractional shares they otherwise would be entitled to receive other than with respect to shares held in a Dividend Reinvestment Plan account.

The closing date of each proposed Reorganization may differ, and the newly issued Acquiring Fund Common Shares may be issued on different closing dates.

In addition, prior to a Reorganization, preferred shareholders of an Acquired Fund will receive the liquidation preference associated with their preferred shares plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares.

Summary of Fund Comparisons

Investment Objectives and Policies.  Each Acquired Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The investment objective of each Acquired Fund is similar to that of Credit Strategies Fund, although each Fund’s investment policies, strategies and risks are different, particularly with respect to Income Shares and Credit Strategies Fund. High Income Portfolio seeks to provide high current income, while seeking to preserve shareholders’ capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. Credit Strategies Fund seeks to provide both current income and capital appreciation The Acquiring Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation. Highland is the investment adviser to each Fund and each Fund’s valuation policies are the same.

High Income Portfolio invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (Ba/BB or lower) by a rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. High Income Portfolio typically invests a substantially higher percentage of its assets in such securities.

Income Shares invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by the Adviser to be of comparable quality.

Credit Strategies Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of Credit Strategies Fund’s assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities” or “high-yield securities.”

Please refer to Proposal 1 for a further comparison of investment objectives and policies.

Dividends and other Distributions.  Holders of common shares of Income Shares receive distributions on a quarterly basis; holders of common shares of High Income Portfolio and Credit Strategies Fund receive distributions on a monthly basis. Credit Strategies Fund’s current yield as of January 31, 2008 on a net asset value basis is higher than that of either Acquired Fund. It is expected that the shareholders of Credit Strategies Fund will not see any material change in its yield as a result of the Reorganizations, although there can be no assurance that this will be the case.

Holders of preferred shares of an Acquired Fund will also receive any accumulated and unpaid dividends, at the time they receive the liquidation preference of the preferred shares they hold.

Purchase and Sale.  Purchase and sale procedures for the common shares of the Funds are similar. Investors typically purchase and sell common shares of the Funds on the NYSE through a registered broker-dealer. Each Acquired Fund’s series of preferred shares are purchased and sold at separate auctions conducted on a regular basis (unless a Fund elects, subject to certain conditions, to declare a special dividend period). Credit Strategies Fund does not have any preferred shares and does not plan to have any immediately after the Reorganizations.

Redemption Procedures.  Redemption procedures for the Funds are similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and, in the Acquired Funds’ case, by any rating agency requirements required due to the issuance of preferred shares.

Provided certain conditions are met, the preferred shares are redeemable at the option of each Acquired Fund, at a price equal to $25,000 per share plus, in each case, accumulated and unpaid dividends (including additional dividends, if any) on the redemption date. As noted above, the preferred shares will be redeemed prior to each Reorganization.

Expenses.  With the contractual fee waivers offered by Highland, the estimated annual operating expenses of Credit Strategies Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s current annual operating expenses. The higher expenses are due, in part, to Credit Strategies Fund leveraging by borrowing pursuant to a credit facility rather than by issuing preferred shares. While the use of a credit facility has been more expensive, it provides Credit Strategies Fund greater flexibility to change the amount of its leverage depending on market conditions. Over time, this flexibility may enable Credit Strategies Fund to achieve greater performance, although there is no guarantee or assurance as to the future performance of Credit Strategies Fund.

Leverage.  Each Acquired Fund employs leverage through the issuance of preferred shares. The Acquiring Fund employs leverage through borrowings through a credit facility. As of March 31, 2008, the leverage as a percentage of total assets of High Income Portfolio, Income Shares and Credit Strategies Fund was 31.7%, 35.4% and 29.5%, respectively.

Performance and Premium/Discount Profile.  Each Acquired Fund has been in existence for more than ten years. The Acquiring Fund commenced investment operations in June 2006 and has a limited operating history and history of public trading.

Credit Strategies Fund’s 1-year performance as of December 31, 2007 on a net asset value basis is better than Income Shares and its overall historical premium/discount profile is better than that of each Acquired Fund. However, more recently, Credit Strategies Fund’s common shares have traded at a larger discount from NAV than the common shares of either Acquired Fund. The Acquiring Fund also completed a rights offering on January 28, 2008. There is no guarantee or assurance as to the future performance of Credit Strategies Fund. In addition, although Credit Strategies Fund should provide increased liquidity to shareholders of each Acquired Fund due to its substantially larger trading market, there can be no assurance that will be the case.

Background and Reasons for the Proposed Reorganizations.  The Reorganizations seek to combine two smaller funds (High Income Portfolio and Income Shares) into one larger fund (Credit Strategies Fund) to achieve certain economies of scale and other operational efficiencies. The Reorganizations will combine the assets of these Funds by reorganizing the Acquired Funds with and into the Acquiring Fund. The Board of each Acquired Fund, based upon its evaluation of all relevant information, anticipates that the common shareholders of its respective Acquired Fund should benefit from its Reorganization. The Board of the Acquiring Fund, based upon its evaluation of all relevant information, anticipates that each Reorganization should benefit holders of Acquiring Fund Common Shares. The combined Fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of, legal expenses, audit fees and other expenses, will be spread across this larger asset base, thereby potentially lowering those costs for common shareholders of the combined Fund. However, it is not expected that these economies of scale will be substantial.

In addition, if shareholders approve the Reorganization(s), Highland would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization(s) for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (calculated as of the date of its reorganization) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. Assuming Income Shares’ shareholders approve its Reorganization and the Reorganization took place on January 31, 2008, the amount of such waivers over two years would be $1,223,194. Assuming High Income Portfolio’s shareholders approve its Reorganization and the Reorganization took place on January 31, 2008, the amount of such waivers over two years would be $1,425,446. All shareholders of the combined Fund would benefit from such waivers.

The Board of each Acquired Fund has determined that participation in the applicable Reorganization is in the best interests of the Fund and that the interests of its shareholders will not be diluted as a result of that Reorganization. Similarly, the Acquiring Fund’s Board has determined that participation in each Reorganization is in the best interests of its common shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. In addition, as a result of the Reorganizations, shareholders of each Fund, particularly the shareholders of the Acquired Funds, will have a smaller percentage of ownership in the larger combined Fund than they did in any of the separate Funds.

Rationale for the Reorganizations.  The Board of each Fund believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective, and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and Board considerations include:

•	Exchange of Common Shares at NAV. On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund’s NAV (i.e., the Acquired Fund will get its NAV’s worth of common shares of the

Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

•	Increased Use of Capital Losses. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as CLCs in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. See “Further Information on the Reorganizations - Federal Income Tax Consequences of the Reorganizations.” Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund’s use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

•	Enhanced Common Share Liquidity. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund’s common shares will have the effect of reducing or maintaining trading discounts.

•	Increased Asset Size. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

•	Economies of Scale in Certain Expenses. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by Highland, which is described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. Each Fund incurs NYSE listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

•	Portfolio Management Efficiencies. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

•	Shareholders’ Ability to Margin. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio’s current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. As of each Fund’s last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Board of each Acquired Fund unanimously recommends that you vote FOR the Reorganization of your Fund into Credit Strategies Fund. For further information, please see the individual description of the proposal affecting your Fund contained in the Proxy Statement/Prospectus.

Expenses Associated with the Reorganizations.  The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations’ closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes.

Tax Consequences.  Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganizations so qualify, in general, shareholders of the Acquired Funds will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganizations. However, shareholders of the Acquired Funds may recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional Acquiring Fund shares. Additionally, the Acquired Funds will recognize no gain or loss as a result of the Reorganization or as a result of their dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganizations.

Required Vote.  Shareholder approval of each Reorganization requires, with respect to each respective Acquired Fund, the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

The Board of each Acquired Fund unanimously recommends that you vote FOR your Fund’s proposed Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATED TO PROPOSAL 1

Because each of Credit Strategies Fund and High Income Portfolio, under normal market conditions, invests a substantial amount of its assets in below investment grade securities (Income Shares also invests in below investment grade securities but to a lesser extent), any general risks inherent in such investments are equally applicable to Credit Strategies Fund and High Income Portfolio and will apply to Credit Strategies Fund after the Reorganizations. The general risks of investing in Credit Strategies Fund are described below and the general risks that are unique to an Acquired Fund are indicated as such below. The Reorganizations themselves are not expected to adversely affect the right of common shareholders of any of the Funds. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. For information regarding the percentage limitations, if any, of an investment described in the risks listed below, see “Comparison of the Funds: Investment Objectives and Policies.”

Limited Operating History.  Credit Strategies Fund is a recently organized, non-diversified, closed-end management investment company. It commenced investment operations in June 2006 and has a limited operating history and history of public trading that investors can use to evaluate its investment performance and volatility.

This does not apply to either Acquired Fund since they are not recently organized.

Investment and Market Discount Risk.  An investment in Credit Strategies Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of Credit Strategies Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their NAV.

Risks of Non-Diversification and Other Focused Strategies.  While the Adviser will invest in a number of fixed-income and equity instruments issued by different issuers and plans to employ multiple investment strategies with respect to Credit Strategies Fund’s portfolio, it is possible that a significant amount of Credit Strategies Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of Credit Strategies Fund’s portfolio in any one issuer would subject Credit Strategies Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries (but not to the extent of 25% of Credit Strategies Fund’s total assets) would subject Credit Strategies Fund to a greater degree of risk with respect to economic downturns relating to such industry. The focus of Credit Strategies Fund’s portfolio in any one investment strategy would subject Credit Strategies Fund to a greater degree of risk than if Credit Strategies Fund’s portfolio were varied in its investments with respect to several investment strategies.

The general risks of non-diversification do not apply to each Acquired Fund since they are diversified, closed-end management investment companies under the 1940 Act.

Illiquidity of Investments.  The investments made by Credit Strategies Fund may be illiquid, and consequently, Credit Strategies Fund may not be able to sell such investments at prices that reflect the Adviser’s assessment of their fair value or the amount paid for such investments by Credit Strategies Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by Credit Strategies Fund and other factors. Furthermore, the nature of Credit Strategies Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of Credit Strategies Fund’s portfolio that can be invested in illiquid securities.

Credit Strategies Fund has no limit on the amount of assets that can be invested in illiquid securities. As such, the general risks of investing in illiquid securities are greater for Credit Strategies Fund than each Acquired Fund, which have limits on investing in illiquid securities.

Risks of Investing in Senior Loans.  Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of Credit Strategies Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” Credit Strategies Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by Credit Strategies Fund are likely to be below investment grade.

Credit Strategies Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, Credit Strategies Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, Credit Strategies Fund generally will have no right to enforce compliance by the borrower with either the terms of the loan agreement or any rights of setoff against the borrower, and Credit Strategies Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, Credit Strategies Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Purchasers of bank loans are predominantly commercial banks, investment trusts and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

Credit Strategies Fund can invest a greater percentage of its assets in senior loans than each Acquired Fund. As such, the general risks of investing in senior loans are greater for Credit Strategies Fund than each Acquired Fund.

Second Lien Loans Risk.  Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. See “Non-Investment Grade Securities Risk.” However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Credit Strategies Fund can invest a greater percentage of its assets in second liens than each Acquired Fund. As such, the general risks of investing in second liens are greater for Credit Strategies Fund than each Acquired Fund.

Other Secured Loans Risk.  Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Credit Strategies Fund can invest a greater percentage of its assets in other secured loans than each Acquired Fund. As such, the general risks of investing in other secured loans are greater for Credit Strategies Fund than each Acquired Fund.

Unsecured Loans Risk.  Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Credit Strategies Fund can invest a greater percentage of its assets in unsecured loans than each Acquired Fund. As such, the general risks of investing in unsecured loans are greater for Credit Strategies Fund than each Acquired Fund.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers.  Credit Strategies Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of Credit Strategies Fund’s portfolio that can be invested in stressed, distressed or bankrupt issuers, and Credit Strategies Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of Credit Strategies Fund. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that Credit Strategies Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than Credit Strategies Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, Credit Strategies Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which Credit Strategies Fund invests, there is a potential risk of loss by Credit Strategies Fund of its entire investment in any particular investment.

Investments in companies undergoing a workout or operating under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of Credit Strategies Fund’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to Credit Strategies Fund and distributions by Credit Strategies Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

The Adviser, on behalf of Credit Strategies Fund, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If Credit Strategies Fund does choose to join a committee, Credit Strategies Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that Credit Strategies Fund would be successful in obtaining results most favorable to it in such proceedings, although Credit Strategies Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by Credit Strategies Fund on such committees, Credit Strategies Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose Credit Strategies Fund to liability to such other creditors who disagree with Credit Strategies Fund’s actions. Participation by Credit Strategies Fund on such committees may cause Credit Strategies Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make Credit Strategies Fund an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict Credit Strategies Fund’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

Risks of Investing in High-Yield Securities.  A portion of Credit Strategies Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. Credit Strategies Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.

Credit Strategies Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

High-yield securities purchased by Credit Strategies Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by Credit Strategies Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.

Credit Strategies Fund can invest a greater percentage of its assets in high-yield securities than Income Shares. As such, the general risks of investing in high-yield securities are greater for Credit Strategies Fund than Income Shares.

Insolvency Considerations with Respect to Issuers of Debt Obligations.  Various laws enacted for the protection of creditors may apply to the debt obligations held by Credit Strategies Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as investors in the Fund). To the extent that any such payments are recaptured from Credit Strategies Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight, and, in any event, there can be no assurance as to whether any lending institution or other investor from which Credit Strategies Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against Credit Strategies Fund.

Risks of Investing in Stressed, Distressed or Bankrupt Companies.  Credit Strategies Fund may invest in companies that are stressed, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Further, the Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for Credit Strategies Fund. There can be no assurance that any of these sources will prove credible, or that the Adviser’s analysis will produce conclusions that lead to profitable investments.

Leverage Risk.  Credit Strategies Fund has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility or both. Credit Strategies Fund currently leverages through borrowings from a credit facility and has no present intention of issuing preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by Credit Strategies Fund. Insofar as Credit Strategies Fund continues to employ leverage in its investment operations, Credit Strategies Fund will be subject to substantial risks of loss.

•	Credit Facility. Credit Strategies Fund currently leverages through borrowings from a credit facility. Credit Strategies Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $380,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit Credit Strategies Fund’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, Credit Strategies Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, Credit Strategies Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

The Loan Agreement has customary covenant, negative covenant and default provisions. This credit facility with Scotia is not convertible into any other securities of Credit Strategies Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Loan Agreement. Credit Strategies Fund may be required to prepay outstanding amounts under the credit facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. Credit Strategies Fund is expected to indemnify the lenders under the credit facility against certain liabilities they may incur in connection with the credit facility. Credit Strategies Fund is required to pay commitment fees under the terms of any such facility. With the use of borrowings, there is a risk that the interest rates paid by Credit Strategies Fund on the amount it borrows will be higher than the return on Credit Strategies Fund’s investments. The credit facility with Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

•	Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If preferred shares are issued, the NAV and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on Credit Strategies Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on Credit Strategies Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if Credit Strategies Fund had not issued preferred shares.

In addition, Credit Strategies Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, Credit Strategies Fund cannot assure you that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

Similarly, any decline in the NAV of Credit Strategies Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of Credit Strategies Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if Credit Strategies Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. Credit Strategies Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, Credit Strategies Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, Credit Strategies Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low prices may result in capital loss and may reduce returns to the holders of common shares.

•	Preferred Shareholders may have disproportionate influence over Credit Strategies Fund. If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over Credit Strategies Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in Credit Strategies Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

•	Portfolio Guidelines of Rating Agencies for Preferred Share and/or Credit Facility. In order to obtain and maintain the required ratings of loans from a credit facility, Credit Strategies Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s Investors Service, Inc. (“Moody’s”) and/or Standard & Poor’s Ratings Services (“S&P”) or the credit facility, respectively. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to Credit Strategies Fund as described herein. Credit Strategies Fund does not anticipate that such guidelines would have a material adverse effect on Credit Strategies Fund’s common shareholders or its ability to achieve its investment objectives. Credit Strategies Fund anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody’s (“Aaa”) or by S&P (“AAA”), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by Credit Strategies Fund. Moody’s and S&P receive fees in connection with their ratings issuances.

Credit Strategies Fund currently uses leverage through borrowings from a credit facility and each Acquired Fund currently uses leverage through the issuance of preferred shares. As discussed above, the general risks of leverage are somewhat different for a credit facility as compared to preferred shares.

Common Stock Risk.  Credit Strategies Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns. Therefore, Credit Strategies Fund’s exposure to common stocks could result in worse performance than would be the case had Credit Strategies Fund been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by Credit Strategies Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which Credit Strategies Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Credit Strategies Fund can invest a greater percentage of its assets in common stocks than each Acquired Fund. As such, the general risks of investing in common stocks are greater for Credit Strategies Fund than each Acquired Fund.

Dividend Risk.  Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which Credit Strategies Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Credit Strategies Fund can invest a greater percentage of its assets in common stocks than each Acquired Fund. As such, the general risks related to dividends is greater for Credit Strategies Fund than each Acquired Fund.

Small and Mid-Cap Securities Risk.  Credit Strategies Fund may invest in companies with small or medium capitalizations. Securities issued by smaller and medium companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a smaller or medium company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium company’s security price than is the case for a larger company. In addition, smaller or medium company securities may not be well known to the investing public.

Credit Strategies Fund can invest a greater percentage of its assets in common stocks than each Acquired Fund. As such, the general risks of investing in small and mid-cap securities are greater for Credit Strategies Fund than each Acquired Fund.

Non-U.S. Securities Risk.  Credit Strategies Fund may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which Credit Strategies Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and West Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because Credit Strategies Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in Credit Strategies Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that Credit Strategies Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Credit Strategies Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

The general risks of investing in non-U.S. securities are greater for Credit Strategies Fund than High Income Portfolio since High Income Portfolio can invest up to 10% of its total assets in foreign securities. The general risks of investing in non-U.S. securities do not apply to Income Shares since it generally does not invest in non-U.S. securities.

Emerging Markets Risk.  Credit Strategies Fund may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict Credit Strategies Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

The general risks of investing in non-U.S. securities are greater for Credit Strategies Fund than High Income Portfolio since High Income Portfolio can invest up to 10% of its total assets in foreign securities. The general risks of investing in non-U.S. securities do not apply to Income Shares since it generally does not invest in non-U.S. securities.

The general risks of investing in emerging markets do not apply to each Acquired Fund since they generally do not invest in emerging markets.

Foreign Currency Risk.  Because Credit Strategies Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by Credit Strategies Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that Credit Strategies Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, Credit Strategies Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose Credit Strategies Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in Credit

Strategies Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of Credit Strategies Fund to deliver or receive a specified currency.

The general risks related to foreign currency is greater for Credit Strategies Fund than High Income Portfolio since High Income Portfolio can invest up to 10% of its total assets in foreign securities. The general risks related to foreign currency do not apply to Income Shares since it generally does not invest in non-U.S. securities.

Investments in Unseasoned Companies.  Credit Strategies Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which Credit Strategies Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which Credit Strategies Fund may invest.

Initial Public Offerings (IPOs) Risk.  Credit Strategies Fund may invest in shares of companies through IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for Credit Strategies Fund. However, there is no assurance that Credit Strategies Fund will have access to profitable IPOs. The investment performance of Credit Strategies Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when Credit Strategies Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Securities Lending Risk.  Credit Strategies Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to Credit Strategies Fund on a timely basis and Credit Strategies Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by Credit Strategies Fund that occurs during the term of the loan would be borne by Credit Strategies Fund and would adversely affect Credit Strategies Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. Although Credit Strategies Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.

Risks Associated with Options on Securities.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, Credit Strategies Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As Credit Strategies Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When Credit Strategies Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, Credit Strategies Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium Credit Strategies Fund received when it wrote the option. While Credit Strategies Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, Credit Strategies Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The general risks of investing in options on securities do not apply to each Acquired Fund since they generally do not invest in options on securities.

Exchange-Listed Option Risks.  There can be no assurance that a liquid market will exist when Credit Strategies Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If Credit Strategies Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce Credit Strategies Fund’s capital appreciation potential on the underlying security.

The general risks of investing in exchange-listed options do not apply to each Acquired Fund since they generally do not invest in exchange-listed options.

Over-the-Counter Option Risk.  Credit Strategies Fund may write (sell) unlisted (“OTC” or “over-the-counter”) options, and options written by Credit Strategies Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Credit Strategies Fund may be required to treat as illiquid those securities being used to cover certain written OTC options. The OTC options written by Credit Strategies Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, Credit Strategies Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, Credit Strategies Fund may be unable to liquidate an OTC option position.

The general risks of investing in over-the-counter options do not apply to each Acquired Fund since they generally do not invest in over-the-counter options.

Index Option Risk.  Credit Strategies Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as Credit Strategies Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. Credit Strategies Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by Credit Strategies Fund for writing the option. The value of index options written by Credit Strategies Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by Credit Strategies Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

The general risks of investing in index options do not apply to each Acquired Fund since they generally do not invest in index options.

Interest Rate Risk.  Interest rate risk is the risk that debt securities, and Credit Strategies Fund’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of Credit Strategies Fund’s debt security holdings.

Prepayment Risk.  If interest rates fall, the principal on bonds held by Credit Strategies Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by Credit Strategies Fund in securities bearing lower interest rates, resulting in a possible decline in Credit Strategies Fund’s income and distributions to shareholders. Credit Strategies Fund may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. Mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Asset-Backed Securities Risk.  Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.

The general risks of investing in asset-backed securities do not apply to each Acquired Fund since they generally do not invest in asset-backed securities.

Mortgage-Backed Securities Risk.  A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on Credit Strategies Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to Credit Strategies Fund as Credit Strategies Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Timely payment of interest and principal of mortgage backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to Credit Strategies Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The general risks of investing in mortgage-backed securities do not apply to each Acquired Fund since they generally do not invest in mortgage-backed securities.

Non-Investment Grade Securities Risk.  There is no limit on the amount of Credit Strategies Fund’s portfolio that may be invested in below investment grade securities. Non-investment grade securities are commonly referred to as “junk securities.” Investments in lower grade securities will expose Credit Strategies Fund to greater risks than if Credit Strategies Fund owned only higher grade debt securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of Credit Strategies Fund, both in the short-term and the long-term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade debt securities may be less liquid than that of higher rated debt securities. Adverse conditions could make it difficult at times for Credit Strategies Fund to sell certain securities or could result in lower prices than those used in calculating Credit Strategies Fund’s NAV.

Credit Strategies Fund can invest a greater percentage of its assets in non-investment grade securities than Income Shares. As such, the general risks of investing in non-investment grade securities are greater for Credit Strategies Fund than Income Shares.

Derivatives Risk.  Derivative transactions in which Credit Strategies Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions (“Derivative Transactions”), also involve certain risks and special considerations. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Credit Strategies Fund to the possibility of a loss exceeding the original amount invested. The use of Derivative Transactions may result in losses greater than if they had not been used, may require Credit Strategies Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation Credit Strategies Fund can realize on an investment or may cause Credit Strategies Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in Credit Strategies Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of Credit Strategies Fund to deliver or receive a specified currency. Additionally, amounts paid by Credit Strategies Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to Credit Strategies Fund for investment purposes.

To the extent that Credit Strategies Fund purchases options pursuant to a hedging strategy, Credit Strategies Fund will be subject to the following additional risks. If a put or call option purchased by Credit Strategies Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), Credit Strategies Fund will lose its entire investment in the option.

Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, Credit Strategies Fund might be unable to exercise an option it had purchased. If Credit Strategies Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

The general risks of investing in derivatives do not apply to each Acquired Fund since they generally do not invest in derivatives.

Market Risk Generally.  The profitability of a significant portion of Credit Strategies Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Adviser will be able to predict accurately these price and interest rate movements. With respect to certain investment strategies Credit Strategies Fund utilizes, there is a high degree of market risk.

Reinvestment Risk.  Credit Strategies Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is dependent on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds Credit Strategies Fund receives upon the maturity or sale of a portfolio security.

Timing Risk.  Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date, often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, Credit Strategies Fund is exposed to reinvestment risk, i.e., Credit Strategies Fund may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

Inflation Risk.  Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if Credit Strategies Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, Credit Strategies Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Arbitrage Risks.  Credit Strategies Fund may engage in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Adviser will be able to hedge Credit Strategies Fund’s portfolio in the manner necessary to employ successfully Credit Strategies Fund’s strategy.

The general risks of using arbitrage strategies do not apply to each Acquired Fund since they generally do not use arbitrage strategies.

Short Sales Risk.  Short sales by Credit Strategies Fund that are not made “against the box” theoretically involve unlimited loss potential since the market price of securities sold short may increase without limit. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows Credit Strategies Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Credit Strategies Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, Credit Strategies Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

The general risks of using short sales do not apply to each Acquired Fund since they generally do not use short sales.

Risks of Investing in Structured Finance Securities.  A portion of Credit Strategies Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which Credit Strategies Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may not be fully understood at the time of investment and may produce unexpected investment results. Investments in structured finance securities may also be subject to illiquidity risk. Collateralized mortgage obligations may have risks similar to those of mortgage-backed securities. See “Mortgage-Backed Securities Risk” for more information.

Risks of Investing in Preferred Securities.  There are special risks associated with investing in preferred securities, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If Credit Strategies Fund owns a preferred security that is deferring its distributions, Credit Strategies Fund may be required to report income for tax purposes although it has not yet received such income.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

The general risks of investing in preferred securities do not apply to each Acquired Fund since they generally do not invest in preferred securities.

Risks of Investing in Synthetic Securities.  In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities Credit Strategies Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). Credit Strategies Fund generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation or any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. Credit Strategies Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, Credit Strategies Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, a large amount of synthetic securities with any one counterparty subjects the holders of such synthetic securities to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Adviser may not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of Credit Strategies Fund’s assets that may be invested in these securities.

The general risks of investing in synthetic securities do not apply to each Acquired Fund since they generally do not invest in synthetic securities.

Valuation Risk.  Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Market Disruption and Geopolitical Risk.  The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The Adviser does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares of Credit Strategies Fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in Credit Strategies Fund.

Risks of Investing in a Fund with Anti-Takeover Provisions.  Credit Strategies Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of Credit Strategies Fund or convert Credit Strategies Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Key Adviser Personnel Risk.  Credit Strategies Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leave Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent Credit Strategies Fund from achieving its investment objectives.

PROPOSAL 1(A) AND 1(B): REORGANIZATIONS OF THE ACQUIRED FUNDS

The Reorganizations seek to combine two smaller funds (High Income Portfolio and Income Shares) into one larger fund (Credit Strategies Fund) to achieve certain economies of scale and other operational efficiencies. Each Acquired Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Highland is the investment adviser to each Fund.

The investment objective of each Acquired Fund is similar to that of Credit Strategies Fund, although each Fund seeks to achieve its objective in different ways. High Income Portfolio seeks to provide high current income, while seeking to preserve shareholders’ capital. Income Shares seeks to provide a high level of current income, with capital appreciation as a secondary objective. Credit Strategies Fund seeks to provide both current income and capital appreciation and therefore has a greater focus on capital appreciation.

High Income Portfolio invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (Ba/BB or lower) by a rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality. High Income Portfolio typically invests a substantially higher percentage of its assets in such securities.

Income Shares invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by a rating agency or nonrated debt securities deemed by the Adviser to be of comparable quality.

Credit Strategies Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of Credit Strategies Fund’s assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities” or “high-yield securities.”

The investment policies of each Fund are different, particularly with respect to investments in senior loans. Credit Strategies Fund invests more heavily in senior loans than either Acquired Fund. Income Shares invests a greater proportion of its assets in investment grade securities than Credit Strategies Fund. Credit Strategies Fund also has the ability to invest in certain types of securities in which the Acquired Funds may not invest. Please see the charts below comparing each Acquired Fund’s investment objectives and policies to that of Credit Strategies Fund for more information.

DESCRIPTION OF THE REORGANIZATIONS

You are being asked to approve an Agreement and Plan of Reorganization to which your Fund is a party, a form of which is attached to this Proxy Statement/Prospectus as Appendix A (each, an “Agreement”). Additional information about each Reorganization and Agreement is set forth below under “Further Information on the Reorganizations.” The Agreements provide for Reorganizations on the following terms:

•	Pursuant to each Reorganization, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the participating Acquired Fund. This will result in the addition of each Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of each Fund will be the most recently calculated NAV prior to the closing of its Reorganization.

•	The Acquiring Fund will issue and cause to be listed on the NYSE newly issued Acquiring Fund Common Shares (and cash in lieu of certain fractional shares) in an amount equal to the value of each Acquired Fund’s net assets attributable to its common shares (taking into account the Acquired Fund’s proportionate share of the costs of the Reorganizations). Those shares will be distributed to common shareholders of record of each Acquired Fund in proportion to their holdings of that Acquired Fund’s shares immediately prior to the Reorganization. Acquired Fund common shareholders will receive cash for any Acquiring Fund fractional shares they otherwise would be entitled to receive other than with respect to shares held in a Dividend Reinvestment Plan account. As a result, common shareholders of each Acquired Fund will end up as common shareholders of the Acquiring Fund.

•	After the Reorganization, the participating Acquired Fund will then (1) de-register with the SEC, (2) de-list from the NYSE, and (3) dissolve under Maryland corporate law.

In addition, prior to a Reorganization, preferred shareholders of an Acquired Fund will receive the liquidation preference associated with their preferred shares plus any accumulated and unpaid dividends. A Reorganization will not be completed unless, before the final shareholder vote thereon, the participating Acquired Fund commences, and irrevocably commits to complete as expeditiously as possible, the process for redeeming its preferred shares.

The distribution of Acquiring Fund Common Shares pursuant to the Reorganization of an Acquired Fund will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of that Acquired Fund’s common shareholders of record as of the closing date of the Reorganization and transferring the Acquiring Fund Common Shares to those accounts. Each such account for a former common shareholder of an Acquired Fund will be credited with the pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. If fractional Acquiring Fund Common Shares otherwise would have been credited to an account, the Acquiring Fund will issue cash for such fractional shares (except for shares held in a Dividend Reinvestment Plan account). See “Further Information on the Reorganizations — Additional Terms of the Agreement and Plan of Reorganization” below for a description of the procedures to be followed by the Acquired Funds’ shareholders to obtain Acquiring Fund Common Shares (and cash in lieu of fractional shares, if any).

REASONS FOR THE PROPOSED REORGANIZATIONS

The Boards of the Funds considered the Reorganizations over several meetings held on September 7, 2007, November 6, 2007, December 14, 2007 and February 20, 2008. At the meeting held on February 20, 2008, the Board of each Fund, including the Trustees/Directors who are not “interested persons” (as defined in the 1940 Act) of each Fund, unanimously approved the Agreement(s) to which its Fund is a participant.

The Board of each Acquired Fund has determined that participation in the applicable Reorganization is in the best interests of the Fund and that the interests of its shareholders will not be diluted as a result of that Reorganization. Similarly, the Acquiring Fund’s Board has determined that participation in each Reorganization is in the best interests of its common shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. Preferred shareholders of the Acquired Funds will not participate in the Reorganizations. As noted above, the preferred shares will be redeemed prior to each Reorganization. In addition, as a result of the Reorganizations, shareholders of each Fund, particularly the shareholders of the Acquired Funds, will have a smaller percentage of ownership in the larger combined Fund than they did in any of the separate Funds.

The Board of each Fund believes that reorganizing each Acquired Fund into the Acquiring Fund, a fund with a similar investment objective, and having a combined portfolio with greater assets, offers you potential benefits. The Board considered the following matters, among others, in approving the proposals:

•	Exchange of Common Shares at NAV. On its closing date, a Reorganization will result in the Acquired Fund shareholders receiving shares of the Acquiring Fund and cash (in lieu of certain fractional shares) based on the Acquired Fund’s NAV (i.e., the Acquired Fund will get its NAV’s worth of common shares of the Acquiring Fund and cash (in lieu of certain fractional shares)). It should be noted, however, that shares of the Acquiring Fund received in a Reorganization will likely trade at a market discount from NAV following the Reorganization, so that an Acquired Fund common shareholder may not be able to sell these shares for their NAV. It should also be noted that since inception shares of the Acquiring Fund generally have traded at a smaller discount or wider premium from NAV than shares of either Acquired Fund. However, since late December until the Board approved the Reorganization in February 2008, Acquiring Fund shares have frequently traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund commenced a rights offering in late December and completed the rights offering on January 28, 2008. Historically, rights offerings have increased the discount from NAV for a fund.

•	Increased Use of Capital Losses. Each Acquired Fund has sustained substantial capital losses in recent years, which are available as CLCs in the current and future taxable years (through their respective taxable years ending in 2013), but is not expected to be able to generate enough capital gains to be offset by those CLCs before they expire. See “Further Information on the Reorganizations — Federal Income Tax Consequences of the Reorganizations.” Because of its larger size and investment policies and strategies, the Acquiring Fund is expected to be better able to use those CLCs to offset post-Reorganization gains of the combined Fund, although there can be no assurance that this will be the case. The Acquiring Fund’s use of such CLCs, however, will be significantly limited due to the application of loss limitation rules under the federal tax law.

•	Enhanced Common Share Liquidity. Following the Reorganizations, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of each Acquired Fund prior to the Reorganizations, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that a larger trading market for Acquiring Fund’s common shares will have the effect of reducing or maintaining trading discounts.

•	Increased Asset Size. The Acquiring Fund will obtain additional assets without incurring the commission expenses and generally greater other expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Funds without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization(s) may also cause Acquiring Fund shares to trade at a larger discount from NAV.

•	Economies of Scale in Certain Expenses. A combined Fund offers economies of scale that may lead to a reduction in certain expenses. With these reduced expenses and the contractual fee waivers offered by Highland, which is described below, the annual operating expenses of the combined Fund may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s current annual operating expenses. In addition, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. Each Fund incurs NYSE listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined. However, it is not expected that these economies of scale will be substantial.

•	Portfolio Management Efficiencies. Each Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger Fund. The greater asset size of the combined Fund may allow it, relative to each Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

•	Shareholders’ Ability to Margin. Currently, stocks that trade below $5.00 are not marginable. The Reorganization would permit shareholders of High Income Portfolio and Income Shares (if their shares continue to trade below $5.00) to receive shares that they could margin. Additionally, marginable securities may be more liquid that those that are not marginable as many institutional/large investors are believed to avoid stocks that are not marginable.

Each Board also considered that if shareholders approve a Reorganization, Highland would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that Highland would receive no additional benefit from the Reorganization for two years. The waivers are intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (calculated as of the date of its Reorganization and including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. However, even with the contractual fee waivers, the annual operating expenses of the combined Fund are expected to be higher than High Income Portfolio’s current annual operating expenses and, after the waivers expire, the annual operating expenses of the combined Fund are expected to be higher than either Acquired Fund’s current annual operating expenses. As of each Fund’s last fiscal year, the total annual operating expenses, as a percentage of average net assets, of High Income Portfolio, Income Shares and Credit Strategies Fund were 3.34%, 3.99% and 4.06%, respectively. Assuming each Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 4.03% of average net assets and, with the contractual fee waivers described above, the estimated net annual operating expenses of the combined Fund would be 3.88% of average net assets.

The Boards of each Fund also considered that the Adviser would benefit from the Reorganizations. For example, the Adviser may achieve cost savings due to the Acquiring Fund’s lower fixed costs, which may result in reduced costs resulting from a consolidated portfolio management effort. The Boards believe, however, that these savings will not amount to a significant economic benefit to the Adviser.

COMPARATIVE FEES AND EXPENSE RATIOS

The Acquiring Fund’s pro forma annual operating expenses, which reflect the contractual fee waivers offered by Highland and the proceeds of a rights offering completed by the Acquiring Fund on January 28, 2008, may be lower than the current annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s annual operating expenses. In addition, a combined Fund offers economies of scale that may lead to a reduction in certain expenses. The Acquiring Fund’s higher expenses are due, in part, to its leveraging by borrowing pursuant to a credit facility rather than by issuing preferred shares. While the use of a credit facility has been more expensive, it provides the Acquiring Fund greater flexibility to change the amount of its leverage depending on market conditions. Over time, this flexibility may enable the Acquiring Fund to achieve greater performance, although there is no guarantee or assurance as to the future performance of Credit Strategies Fund. Credit Strategies Fund’s 1-year performance as of December 31, 2007 on a net asset value basis is better than Income Shares and its overall historical premium/discount profile is better than that of each Acquired Fund. However, more recently, Acquiring Fund Common Shares have traded at a larger discount from NAV than shares of either Acquired Fund. The Acquiring Fund also completed a rights offering on January 28, 2008. There is no guarantee or assurance as to the future performance, liquidity or premium/discount profile of Credit Strategies Fund.

A full comparison of advisory fee rates and expense ratios is included below.

COMPARATIVE PERFORMANCE

The Boards also considered details of the relative performance of each Acquired Fund and the Acquiring Fund.

BOARD’S EVALUATION AND RECOMMENDATION

For the reasons described herein, the Board of each Acquired Fund, including the Directors who are not “interested persons” (as defined in the 1940 Act) of that Fund, the Acquiring Fund or the Adviser, approved the Reorganization in which that Acquired Fund would participate. In particular, the Directors determined that participation in the Reorganization involving that Fund is in its best interests and that the interests of its shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of the Acquiring Fund, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any Fund or the Adviser, approved each Reorganization. They also determined that participation in each Reorganization is in the Acquiring Fund’s best interests and that the interests of its shareholders would not be diluted as a result of each Reorganization.

REQUIRED VOTE

With respect to the applicable Acquired Fund, approval of the proposal requires the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

The Directors of each Acquired Fund unanimously recommend that shareholders vote FOR the respective proposal to approve the
Agreement and Plan of Reorganization.

PROPOSAL 2(A) AND 2(B): ELECTION OF DIRECTORS OF EACH ACQUIRED FUND

Shareholders of each Acquired Fund are also being asked to vote on the election of directors as discussed below. Electing directors at this Meeting would avoid the expense of holding two shareholder meetings within a short period of time.

PROPOSAL 2(A) — ELECTION OF DIRECTORS: HIGH INCOME PORTFOLIO ONLY

At the Meeting, High Income Portfolio’s common shareholders are being asked to elect Scott F. Kavanaugh as a Class II Director of High Income Portfolio, and High Income Portfolio’s preferred shareholders are being asked to elect Timothy K. Hui as a Class II Director of High Income Portfolio, each to serve for a three-year term until the 2011 annual meeting of shareholders and until his successor is duly elected and qualified. Messrs. Kavanaugh and Hui are currently serving as Class II Directors of High Income Portfolio, and each has agreed to continue to serve as a Class II Director, if elected. If either Mr. Kavanaugh or Mr. Hui is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

High Income Portfolio’s Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. R. Joseph Dougherty is currently the Class I Director and was elected to serve a three-year term at High Income Portfolio’s annual meeting of shareholders held on May 25, 2007. Messrs. Hui and Kavanaugh are Class II Directors and will continue to serve as Class II Directors if elected at the Meeting. James F. Leary and Bryan A. Ward are currently Class III Directors and were each elected to serve a three-year term at High Income Portfolio’s annual meeting of shareholders held on May 19, 2006.

PROPOSAL 2(B) — ELECTION OF DIRECTORS: INCOME SHARES ONLY

At the Meeting, Income Shares’ common shareholders and preferred shareholders are being asked to elect R. Joseph Dougherty as a Class I Director of Income Shares, to serve for a three-year term until the 2011 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as a Class I Director of Income Shares and has agreed to continue to serve as a Class I Director, if elected. If Mr. Dougherty is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee as the Board may select.

Income Shares’ Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dougherty is currently the Class I Director and will continue to serve as the Class I Director if elected at the Meeting. Messrs. Hui and Kavanaugh are currently serving as Class II Directors and were elected to serve a three-year term at Income Shares’ annual meeting of shareholders held on May 19, 2006. Messrs. Leary and Ward are currently serving as Class III Directors and were elected to serve a three-year term at Income Shares’ annual meeting of shareholders held on May 25, 2007.

VOTING FOR DIRECTORS

High Income Portfolio and Income Shares

The shareholders of any outstanding preferred shares, as a separate class, have the right to elect two Directors; the shareholders of the common shares, as a separate class, have the right to elect two Directors; and the holders of the preferred shares and the common shares, voting together as a single class, have the right to elect the remaining Director of each of High Income Portfolio or Income Shares. High Income Portfolio’s Nominating Committee has designated Scott F. Kavanaugh as the Class II Director to be elected by the common shareholders and Timothy K. Hui as the Class II Director to be elected by the preferred shareholders. Income Shares’ Board has designated R. Joseph Dougherty as the Class II Director to be elected by the common shareholders and preferred shareholders.

In addition, during any period in which High Income Portfolio or Income Shares has not paid dividends on the preferred shares in an amount equal to two full years of dividends (“Voting Period”), the preferred shareholders, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the preferred shareholders. If High Income Portfolio or Income Shares has not so paid dividends, the terms of office of all persons who are Directors of High Income Portfolio or Income Shares at the time of the commencement of a Voting Period will continue, notwithstanding the election by the preferred shareholders of the number of Directors that such shareholders are entitled to elect. The additional Directors elected by the preferred shareholders, together with the incumbent Directors, will constitute the duly elected Directors of High Income Portfolio or Income Shares. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the preferred shareholders will terminate

*          *          *

INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

Set forth below is the name and certain biographical and other information for each nominee for each Director, as reported to each of High Income Portfolio and Income Shares by each such person:

Number of
Portfolios in
the Highland
Fund
	Position(s) held with the	Principal Occupation(s)	Complex(2)	Other
	Funds, Length of Time	During the	Overseen by	Directorships
Name (Age) Address(1)	Served and Term of Office	Past Five Years	Director	Held

Class I — Continuing Director for High Income Portfolio and Nominee for Income Shares (Interested Director(4))
R. Joseph Dougherty (37) (High Income Portfolio and Income Shares preferred shares and common shares designee)	Director and Chairman of the Board of High Income Portfolio since May 2004 (with a term expiring at the 2010 annual meeting) and Senior Vice President of High Income Portfolio since January 2000; Director and Chairman of the Board of Income Shares since May 2004 and Senior Vice President of Income Shares since July 2001, current Income Shares Nominee for a term to expire at the 2011 annual meeting.	Senior Portfolio Manager of the Adviser since 2000; Director/Trustee, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.	12	None

			Number of
			Portfolios in
			the Highland
			Fund
	Position(s) held with the	Principal Occupation(s)	Complex(2)	Other
	Funds, Length of Time	During the	Overseen by	Directorships
Name (Age) Address(1)	Served and Term of Office	Past Five Years	Director	Held

Class II — Nominees for High Income Portfolio, Continuing Directors for Income Shares (Non-Interested Directors(3))
Timothy K. Hui (59) (High Income Portfolio and Income Shares preferred shares designee)	Director of High Income Portfolio since January 2000, current High Income Portfolio Nominee for a term to expire at the 2011 annual meeting; Director of Income Shares since July 2001 (with a term expiring at the 2009 annual meeting).	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education, July 2004 to June 2006; and Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	12	None
Scott F. Kavanaugh (47) (High Income Portfolio and Income Shares common shares designee)	Director of High Income Portfolio since January 2000, current High Income Portfolio Nominee for a term to expire at the 2011 annual meeting; Director of Income Shares since July 2001 (with a term expiring at the 2009 annual meeting).	Vice-Chairman, President and Chief Operating Officer, Keller Financial Group since September 2007; Chairman and Chief Executive Officer, First Foundation Bank since September 2007; Private Investor since February 2004; Sales Representative at Round Hill Securities, March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	12	None

			Number of
			Portfolios in
			the Highland
			Fund
	Position(s) held with the	Principal Occupation(s)	Complex(2)	Other
	Funds, Length of Time	During the	Overseen by	Directorships
Name (Age) Address(1)	Served and Term of Office	Past Five Years	Director	Held

Class III — Continuing Directors for High Income Portfolio and Income Shares (Non-Interested Directors(3))
James F. Leary (78) (High Income Portfolio and Income Shares common shares designee)	Director of High Income Portfolio since January 2000 (with a term expiring at the 2009 annual meeting); Director of Income Shares since July 2001 (with a term expiring at the 2010 annual meeting).	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	12	Board Member of Capstone Group of Funds (7 portfolios)
Bryan A. Ward (53) (High Income Portfolio and Income Shares preferred shares designee)	Director of High Income Portfolio since November 2001 (with a term expiring at the 2009 annual meeting); Director of Income Shares since November 2001 (with a term expiring at the 2010 annual meeting).	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	12	None

(1)	The address of each Director is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

(2)	The “Highland Fund Complex” consists of all of the registered investment companies and the one business development company that are advised by the Adviser as of the date of this combined proxy statement.

(3)	“Non-Interested” Directors are those who are not “interested persons” of High Income Portfolio or Income Shares as described under Section 2(a)(19) of the 1940 Act.

(4)	Mr. Dougherty is deemed to be an “interested person” of High Income Portfolio and Income Shares under the 1940 Act because of his position with the Adviser. Each Director other than Mr. Dougherty is a “Non-Interested” Director.

In addition to Mr. Dougherty, the other executive officers of High Income Portfolio and Income Shares are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael Colvin. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Colvin as reported by them to High Income Portfolio and Income Shares. Such officers serve at the pleasure of the Directors or until their successors have been duly elected and qualified. The Directors may fill any vacancy in office or add any additional officers at any time.

	Position(s), Length of	Principal
	Time Served and	Occupation(s) During
Name (Age) Address*	Term of Office	the Past Five Years

James D. Dondero (45)	President of High Income Portfolio since January 2000 and Income Shares since July 2001.	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Adviser; Chairman of the Board of Directors of Highland Financial Partners, L.P.; and President of the funds in the Highland Fund Complex.
Mark K. Okada (46)	Executive Vice President of High Income Portfolio since January 2000 and Income Shares since July 2001.	Executive Vice President of Strand; Chief Investment Officer of the Adviser; and Executive Vice President of the funds in the Highland Fund Complex.
R. Joseph Dougherty (37)	Senior Vice President of High Income Portfolio since January 2000 and Income Shares since July 2001.	Senior Portfolio Manager of the Adviser since 2000; Director/Trustee, Chairman of the Board and Senior Vice President of the funds in the Highland Fund Complex.
M. Jason Blackburn (32)	Secretary and Treasurer of High Income Portfolio and Income Shares since March 2003.	Assistant Controller of the Adviser since November 2001; and Secretary and Treasurer of the funds in the Highland Fund Complex.
Michael Colvin (38)	Chief Compliance Officer of High Income Portfolio and Income Shares since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; and Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

Ownership of Shares

Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Director in High Income Portfolio and Income Shares and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares or preferred shares of High Income Portfolio and Income Shares.

Board Meetings and Committee Meetings

During the fiscal year ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, the Directors of High Income Portfolio and Income Shares, identified in the table set forth in “Remuneration of Directors and Executive Officers” below, convened 10 and 12 times, respectively. During those specified fiscal years for High Income Portfolio and Income Shares, each Director attended at least 75% of the aggregate of all meetings of the Board and Committees on which he serves. Although High Income Portfolio and Income Shares do not have a formal policy regarding Directors’ attendance at annual meetings of shareholders, one of the five Directors attended last year’s annual meetings of shareholders.

The Board of High Income Portfolio and Income Shares each has four committees; the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is currently comprised of all of the Board members who are not “interested persons” of High Income Portfolio and Income Shares, as defined in the 1940 Act (the “Non-Interested Directors”), who are also “independent” as defined by the NYSE.

The Audit Committee.  Pursuant to each Audit Committee Charter adopted by High Income Portfolio’s and Income Shares’ Board, the function of the Audit Committee of each of High Income Portfolio and Income Shares is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance. In addition, each Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committees of High Income Portfolio and Income Shares each met three times in fiscal year 2007. The report of the Audit Committee of each of High Income Portfolio and Income Shares is included in Appendix D. A copy of the Audit Committee Charter of each of High Income Portfolio and Income Shares is available at www.highlandfunds.com. The members of each Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of High Income Portfolio and Income Shares each has determined that Mr. Leary is an “audit committee financial expert,” for purposes of the federal securities laws.

The Nominating Committee.  Each Nominating Committee of High Income Portfolio and Income Shares is responsible for selecting the Non-Interested Director nominees and recommending to the Board candidates for all other Director nominees for election by shareholders or appointment by the Board. A copy of the Nominating Committee Charter of each of High Income Portfolio and Income Shares is available at www.highlandfunds.com. Each Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by shareholders, each Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, whether the Nominating Committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest.

Each Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of High Income Portfolio and Income Shares, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such shareholder recommendations must include information regarding the recommended nominee as specified in each Nominating Committee Charter. The Nominating Committees of High Income Portfolio and Income Shares each met once during fiscal year 2007. The members of each Nominating Committee are Messrs. Hui, Kavanaugh, Leary, and Ward.

High Income Portfolio and Income Shares have not received any recommendation from shareholders requesting consideration of a candidate for inclusion among the Directors’ slate of nominees in this Proxy Statement/Prospectus.

The Litigation Committee.  High Income Portfolio and Income Shares each have established a Litigation Committee to seek to address any potential conflicts of interest between it and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both it and the Adviser or another client of the Adviser. The Litigation Committee met four times in fiscal year 2007 for High Income Portfolio and did not meet in fiscal year 2007 for Income Shares. The members of the Litigation Committees are Messrs. Hui, Kavanaugh, Leary and Ward.

The Qualified Legal Compliance Committee.  The members of each Audit Committee of High Income Portfolio and Income Shares shall serve as the respective Qualified Legal Compliance Committee (the “QLCC”) for High Income Portfolio and Income Shares for the purpose of establishing alternative reporting procedures for Fund counsel and Non-Interested Director Counsel to report evidence of material violations of the federal or state securities laws by High Income Portfolio and Income Shares or their officers, and to address the confidential receipt, retention and consideration of any reported evidence. The QLCC of each of High Income Portfolio and Income Shares each did not meet in fiscal year 2007.

High Income Portfolio and Income Shares do not have Compensation Committees.

Remuneration of Directors and Executive Officers

The executive officers of High Income Portfolio and Income Shares and the Interested Directors receive no direct remuneration from High Income Portfolio and Income Shares. Currently, Non-Interested Directors of High Income Portfolio and Income Shares receive an annual fee of $150,000 payable in quarterly installments in arrears and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, the Non-Interested Directors of High Income Portfolio and Income Shares were compensated at the rate of $15,000 annually and $5,000 annually, respectively, for serving as a Director, and also received compensation from the other portfolios in the Highland Fund Complex. Non-Interested Directors are also reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Directors do not have any pension or retirement plan.

The following tables summarize the compensation paid by High Income Portfolio and Income Shares to its Directors and the aggregate compensation paid by the Highland Fund Complex to the Directors.

	Aggregate		Aggregate
	Compensation From	Aggregate	Compensation From
	High Income	Compensation From	Highland Fund
	Portfolio for the	Income Shares for the	Complex for the
	Fiscal Year Ended	Fiscal Year Ended	Calendar Year Ended
	October 31,	December 31,	December 31,
Name of Board Member	2007	2007	2007

Interested Director
R. Joseph Dougherty	$0	$0	$0
Non-Interested Directors
Timothy K. Hui	$15,000	$5,000	$122,722
Scott F. Kavanaugh	$15,000	$5,000	$122,722
James F. Leary	$15,000	$5,000	$122,722
Bryan A. Ward	$15,000	$5,000	$122,722

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that each Fund’s Directors and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of each Fund’s common shares, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Directors, officers, the Adviser, certain affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the applicable Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon High Income Portfolio’s and Income Shares’ reviews of the copies of such forms they receive and written representations from such persons, High Income Portfolio and Income Shares believe that during the fiscal years ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, these persons complied with all such applicable filing requirements.

Selection of Independent Registered Public Accounting Firm

Information regarding the selection of Deloitte & Touche LLP (“D&T”) as High Income Portfolio’s and Income Shares’ independent registered public accounting firm for the fiscal year ending October 31, 2008 for High Income Portfolio and December 31, 2008 for Income Shares as well as the fees paid to D&T are found in Appendix D.

REQUIRED VOTE

Approval of Proposal 2(A) (High Income Portfolio).  The election of Mr. Kavanaugh (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the common shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote. The election of Mr. Hui (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the preferred shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote.

Approval of Proposal 2(B) (Income Shares).  The election of Mr. Dougherty (Class I Director of Income Shares) requires the affirmative vote of a majority of the outstanding common shares and preferred shares of Income Shares, voting together as a single class.

The Directors of each Acquired Fund, including
all of the Non-Interested Directors, unanimously
recommend that shareholders vote FOR the proposed
nominees for Director.

ADDITIONAL INFORMATION RELATED TO THE REORGANIZATIONS OF
THE ACQUIRED FUNDS

COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES

The following tables compare the investment objectives and policies of High Income Portfolio and Income Shares to Credit Strategies Fund and summarize the types of investments that each may engage in. For a more complete description of the types of investments, please refer to Appendix B.

COMPARISON OF HIGH INCOME PORTFOLIO TO CREDIT STRATEGIES FUND

	High Income Portfolio	Credit Strategies Fund

Business	The Fund is a diversified, closed-end management investment company organized as a Maryland corporation.	The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust.
Net Assets (January 31, 2008)	$89.6 million	$721.3 million (this includes the proceeds of a rights offering completed by Credit Strategies Fund on January 28, 2008)
Listing (Common Shares)	NYSE under the ticker symbol “PHY”	NYSE under the ticker symbol “HCF”
Rating of Preferred Shares	Aaa/AAA	Not applicable
Fiscal Year End	10/31	12/31
Investment Adviser	Highland Capital Management, L.P.	Highland Capital Management, L.P.
Portfolio Managers	Brad Borud R. Joseph Dougherty	Mark Okada Kurtis Plumer Brad Borud
Investment Objective(s)	The Fund’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital, through investment in a professionally managed, diversified portfolio of high-yield, high risk securities (commonly referred to as “junk” bonds or securities).	The Fund’s investment objectives are to provide both current income and capital appreciation.

	High Income Portfolio	Credit Strategies Fund

Primary Investment Strategies
Under normal market conditions, the Fund invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (“Ba”/“BB” or lower) by a nationally recognized rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest. The Fund typically invests and currently intends to continue to invest a substantially higher percentage of its assets in such securities to the extent the Adviser believes market conditions favor such investments.

The Fund reserves the right, under normal market conditions, to invest up to 35% of its total assets in money market instruments and fixed income securities rated higher than “Ba”/“BB” or the unrated equivalent as determined by the Adviser, although the percentage invested in such securities may increase under other than normal market conditions.

Under current Moody’s and S&P guidelines relating to the receipt of ratings on the preferred shares, the Fund is limited in its use of certain types of securities in which it may otherwise invest, and certain strategies in which the Fund may otherwise engage, pursuant to the investment policies and strategies stated below. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A securities); and securities not within the diversification guidelines of Moody’s or S&P. Accordingly, although the Fund reserves the right to invest in such securities and to engage in such strategies to the extent described in the Prospectus and this SAI, it is anticipated that they will not ordinarily constitute in total more than 20% of the Fund’s total assets.

The Fund seeks to achieve its objective of preserving shareholders’ capital through careful selection of the Fund’s high-yield, high risk investments, portfolio diversification, and portfolio monitoring and repositioning.

The Fund pursues its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities.

Additionally, within the categories of obligations and securities in which the Fund may invest, Highland may employ various trading strategies, including but not limited to, capital structure arbitrage, pair trades, and shorting. The Fund may also invest in these categories of obligations and securities through the use of derivatives.

Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. The Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”

	High Income Portfolio	Credit Strategies Fund

Leverage and Borrowing	The Fund employs leverage through the issuance of preferred shares and, as of January 31, 2008, the Fund had 1,600 preferred shares outstanding with a liquidation preference of $40 million.	The Fund employs leverage through borrowings through a credit facility and, as of January 31, 2008, the Fund had borrowings of approximately $100 million.
Diversification	The Fund is a diversified investment company.	The Fund is a non-diversified investment company.
Concentration	The Fund may not invest 25% or more of its assets in the securities of issuers in one industry.	The Fund may not invest 25% or more of its assets in the securities of issuers in one industry.
Illiquid Securities	The Fund may invest up to 30% of its total assets in securities that are not readily marketable.	There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities.
Portfolio Turnover	The Fund’s portfolio turnover rate may exceed 100% per year.	The Adviser anticipates that the Fund will experience high portfolio turnover.
Senior Loans, Unsecured Loans, Second Lien Loans and Other Secured Loans	The Fund may invest up to 10% of its total assets in senior loans, unsecured loans, second lien loans and other secured loans.	There is no limit on the amount of the Fund’s portfolio that can be invested in senior loans, including bank loans, unsecured loans, second lien loans and other secured loans.
Investment Grade Securities	The Fund may invest up to 35% of its total assets in investment grade securities, however, the Fund generally does not invest in investment grade securities.	There is no limit on the amount of the Fund’s portfolio that can be invested in investment grade securities, however, a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”
Non-Investment Grade Securities	The Fund invests at least 65% of its total assets in high-yield, fixed-income securities rated in the lower categories (“Ba”/“BB” or lower) by a nationally recognized rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest.	There is no limit on the amount of the Fund’s portfolio that can be invested in non-investment grade securities and a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”
Asset-Backed Securities and Mortgaged-Backed Securities	The Fund generally does not invest in asset-backed securities and mortgage-backed securities.	The Fund may invest in asset-backed securities and mortgage-backed securities.
Collateralized Loan Obligations and Bond Obligations	The Fund may invest in collateralized loan obligations and bond obligations.	The Fund may invest in collateralized loan obligations and bond obligations. The Fund invests in the lower tranches of collateralized loan and bond obligations.
Distressed Debt and Stressed Debt	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers.	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.

	High Income Portfolio	Credit Strategies Fund

Equity Securities	The Fund may invest up to 20% of its total assets in equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as warrants to purchase equity or other securities.	There is no limit on the amount of the Fund’s portfolio that can be invested in equity securities including common stock, preferred stocks, convertible securities, warrants and depository receipts.
Money Market Instruments and U.S. Government Securities	The Fund may invest in money market instruments and U.S. government securities.	The Fund may invest in money market instruments and U.S. government securities.
Other Investment Companies	The Fund generally does not invest in the securities of other investment companies.	The Fund may invest in the securities of other investment companies (including exchange traded funds (“ETFs”)) to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act.
Zero-Coupon Securities and Deferred Payment Obligations	The Fund may invest up to 20% of its total assets in zero coupon securities, including step-up bonds.	The Fund may invest in zero-coupon bonds and deferred payment obligations and there is no limit on the amount of the Fund’s portfolio that can be invested in these securities.
Derivatives	The Fund may use derivatives and other transactions and generally only uses options, financial futures and options on financial futures. The Fund has a policy to limit to 20% of the Fund’s total assets the portion of the Fund’s assets that may be subject to such transactions or invested in such instruments.	The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Apart from senior loan based derivatives, derivatives are not a significant part of the Fund’s investments. However, the Fund has no limit on the amount of its total assets that may be invested in derivative instruments.
Senior Loan Based Derivatives	The Fund generally does not invest in senior loan based derivatives.	The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments.

	High Income Portfolio	Credit Strategies Fund

Swaps	The Fund generally does not invest in swaps.	The Fund may invest in swaps including credit default swaps, interest rate swaps, total return swaps and currency swaps. The Fund may use swaps for risk management purposes and as a speculative investment.
Credit Linked Notes	The Fund generally does not invest in credit linked notes (“CLNs”).	The Fund may invest in CLNs for risk management purposes and to vary its portfolio. A CLN is a derivative instrument.
Options	The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write “covered” call options. However, the Fund generally does not use options.	The Fund may purchase and sell put and call options on securities and indices.
Futures Contracts and Options on Futures Contracts	The Fund does not trade in futures contracts or related options on futures contracts. However, the Fund may do so, subject to the approval of the Board of Directors, for hedging purposes.	The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.
Foreign Currency and Forward Foreign Currency Contracts	The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts for hedging purposes.	The Fund may enter into foreign currency transactions in an attempt to enhance total return. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
Short Sales	The Fund may only sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).	The Fund may engage in short sales against the box and not against the box. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales against the box without respect to such limitations.
Repurchase Agreements	The Fund may enter into repurchase agreements with respect to up to 25% of the value of its total assets. However, the Fund generally does not enter into repurchase agreements.	The Fund may invest up to 33 1/3% of its assets in repurchase agreements.

	High Income Portfolio	Credit Strategies Fund

Reverse Repurchase Agreements	The Fund may enter into reverse repurchase agreements up to 5% of the value of its total assets. However, the Fund generally does not enter into reverse repurchase agreements.	The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements will be considered borrowings by the Fund and would be subject to any restrictions on borrowing.
Inverse Floaters	The Fund generally does not invest in inverse floaters.	The Fund may invest in inverse floaters.
Pay-in-kind Bonds	The Fund may invest in pay-in-kind (“PIK”) bonds.	The Fund may invest in PIK bonds.
When-Issued, Delayed-Delivery and Forward Commitment Purchases	The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund does not purchase or sell securities on a “forward commitment” basis.	The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a “forward commitment” basis.
Securities Loans	The Fund may lend up to 33 1/3% of its assets.	The Fund may lend up to 33 1/3% of its assets.
Foreign Securities	The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets and Eurodollar certificates of deposit issued by branches of U.S. and foreign banks. The Fund will use currency transactions only for hedging and not speculation.	The Fund may invest up to 20% of its assets in non-U.S. credit or securities market investments.
Temporary Defensive Position	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.

COMPARISON OF INCOME SHARES TO CREDIT STRATEGIES FUND

	Income Shares	Credit Strategies Fund

Business	The Fund is a diversified, closed-end management investment company organized as a Maryland corporation.	The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust.
Net Assets (January 31, 2008)	$57.4 million	$721.3 million (this includes the proceeds of a rights offering completed by Credit Strategies Fund on January 28, 2008)
Listing (Common Shares)	NYSE under the ticker symbol “CNN”	NYSE under the ticker symbol “HCF”
Rating of Preferred Shares	Aaa/AAA	Not applicable
Fiscal Year End	12/31	12/31
Investment Adviser	Highland Capital Management, L.P.	Highland Capital Management, L.P.
Portfolio Managers	Brad Borud R. Joseph Dougherty	Mark Okada Kurtis Plumer Brad Borud
Investment Objective(s)	The Fund’s primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective.	The Fund’s investment objectives are to provide both current income and capital appreciation.

	Income Shares	Credit Strategies Fund

Primary Investment Strategies
The Fund’s policy is to invest at least 50% of its total assets in debt securities rated in the four highest categories (“Baa”/“BBB” or higher) assigned by a nationally recognized rating agency, or other securities such as United States and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest. Securities rated “Baa” or “BBB” possess speculative characteristics. The Fund also may invest in other securities, including debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default and are commonly referred to as “junk bonds.”

The Fund may invest up to 25% of the value of its total assets in other debt securities and securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests not included in the description above and preferred stock and common stock.

The Fund will invest at least 80% of the value of its total assets in income producing securities. The Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

The Fund pursues its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities.

Additionally, within the categories of obligations and securities in which the Fund may invest, Highland may employ various trading strategies, including but not limited to, capital structure arbitrage, pair trades, and shorting. The Fund may also invest in these categories of obligations and securities through the use of derivatives.

Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv) obligations.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. The Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”

Leverage and Borrowing	The Fund employs leverage through the issuance of preferred shares and, as of January 31, 2008, the Fund had 1,200 preferred shares outstanding with a liquidation preference of $30 million.	The Fund employs leverage through borrowings through a credit facility and, as of January 31, 2008, the Fund had borrowings of approximately $100 million.
Diversification	The Fund is a diversified investment company.	The Fund is a non-diversified investment company.

	Income Shares	Credit Strategies Fund

Concentration	The Fund may not invest 25% or more of its assets in the securities of issuers in one industry except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Fund may invest up to 35% of its assets in the issues of such industry subject to certain conditions.	The Fund may not invest 25% or more of its assets in the securities of issuers in one industry.
Illiquid Securities	The Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.	There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities.
Portfolio Turnover	The Fund’s portfolio turnover rate may exceed 100% per year.	The Adviser anticipates that the Fund will experience high portfolio turnover.
Senior Loans, Unsecured Loans, Second Lien Loans and Other Secured Loans	The Fund may invest up to 10% of its total assets in senior loans, unsecured loans, second lien loans and other secured loans.	There is no limit on the amount of the Fund’s portfolio that can be invested in senior loans, including bank loans, unsecured loans, second lien loans and other secured loans.
Investment Grade Securities	The Fund invests at least 50% of its total assets in debt securities rated in the four highest categories (“Baa”/“BBB” or higher) assigned by a nationally recognized rating agency, or other securities such as United States and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest.	There is no limit on the amount of the Fund’s portfolio that can be invested in investment grade securities, however, a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”
Non-Investment Grade Securities	The Fund may invest up to 50% of its total assets in high-yield, fixed-income securities rated in the lower categories (“Ba”/“BB” or lower) by a nationally recognized rating agency or nonrated fixed-income securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest.	There is no limit on the amount of the Fund’s portfolio that can be invested in non-investment grade securities and a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”
Asset-Backed Securities and Mortgaged-Backed Securities	The Fund generally does not invest in asset-backed securities and mortgage-backed securities.	The Fund may invest in asset-backed securities and mortgage-backed securities.
Collateralized Loan Obligations and Bond Obligations	The Fund generally does not invest in collateralized loan obligations and bond obligations.	The Fund may invest in collateralized loan obligations and bond obligations. The Fund invests in the lower tranches of collateralized loan and bond obligations.

	Income Shares	Credit Strategies Fund

Distressed Debt and Stressed Debt	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers, however, the Fund generally does not invest in securities that are in payment default.	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.
Equity Securities	The Fund may invest up to 25% of its total assets in equity securities, including securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, preferred stock and common stock.	There is no limit on the amount of the Fund’s portfolio that can be invested in equity securities including common stock, preferred stocks, convertible securities, warrants and depository receipts.
Money Market Instruments and U.S. Government Securities	The Fund may invest in money market instruments and U.S. government securities.	The Fund may invest in money market instruments and U.S. government securities.
Other Investment Companies	The Fund generally does not invest in the securities of other investment companies.	The Fund may invest in the securities of other investment companies (including ETFs) to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act.
Zero-Coupon Securities and Deferred Payment Obligations	The Fund generally does not invest in zero-coupon securities or deferred payment obligations.	The Fund may invest in zero-coupon bonds and deferred payment obligations and there is no limit on the amount of the Fund’s portfolio that can be invested in these securities.
Derivatives	The Fund may use interest rate futures contracts or fixed income options, subject to certain restrictions. However, the Fund generally does not enter into these transactions.	The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Apart from senior loan based derivatives, derivatives are not a significant part of the Fund’s investments. However, the Fund has no limit on the amount of its total assets that may be invested in derivative instruments.

	Income Shares	Credit Strategies Fund

Senior Loan Based Derivatives	The Fund generally does not invest in senior loan based derivatives.	The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments.
Swaps	The Fund generally does not invest in swaps.	The Fund may invest in swaps including credit default swaps, interest rate swaps, total return swaps and currency swaps. The Fund may use swaps for risk management purposes and as a speculative investment.
Credit Linked Notes	The Fund generally does not invest in CLNs.	The Fund may invest in CLNs for risk management purposes and to vary its portfolio. A CLN is a derivative instrument.
Options	The Fund may write fixed income options, subject to certain conditions. The Fund does not generally enter into these transactions.	The Fund may purchase and sell put and call options on securities and indices.
Futures Contracts and Options on Futures Contracts	The Fund may use interest rate futures contracts, subject to certain conditions. The Fund does not generally enter into these transactions.	The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.
Foreign Currency and Forward Foreign Currency Contracts	The Fund generally does not purchase foreign currency or enter into forward foreign currency contracts.	The Fund may enter into foreign currency transactions in an attempt to enhance total return. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.
Short Sales	The Fund may only sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). However, the Fund generally does not engage in short sales.	The Fund may engage in short sales against the box and not against the box. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales against the box without respect to such limitations.
Repurchase Agreements	The Fund generally does not enter into repurchase agreements.	The Fund may invest up to 33 1/3% of its assets in repurchase agreements.
Reverse Repurchase Agreements	The Fund may enter into reverse repurchase agreements up to 5% of the value of its total assets. However, the Fund generally does not enter into reverse repurchase agreements.	The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements will be considered borrowings by the Fund and would be subject to any restrictions on borrowing.

	Income Shares	Credit Strategies Fund

Inverse Floaters	The Fund may invest in inverse floaters. However, the Fund generally does not invest in inverse floaters.	The Fund may invest in inverse floaters.
Pay-in-kind Bonds	The Fund may invest in PIK bonds.	The Fund may invest in PIK bonds.
When-Issued, Delayed-Delivery and Forward Commitment Purchases	The Fund generally does not purchase securities on a when-issued or delayed-delivery basis and does not purchase or sell securities on a “forward commitment” basis.	The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a “forward commitment” basis.
Securities Loans	The Fund may lend up to 25% of its net assets.	The Fund may lend up to 33 1/3% of its assets.
Foreign Securities	The Fund may invest up to 50% of its total assets in securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof.	The Fund may invest up to 20% of its assets in non-U.S. credit or securities market investments.
Temporary Defensive Position	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON
SHAREHOLDERS OF THE FUNDS

Summary of Expense Comparison

As the tables below indicate, with the contractual fee waivers offered by Highland and the proceeds of a rights offering completed by Credit Strategies Fund on January 28, 2008, the pro forma annual operating expenses of Credit Strategies Fund may be lower than the annual operating expenses of Income Shares, although they are expected to be higher than High Income Portfolio’s annual operating expenses. In addition, a combined Fund offers the potential for economies of scale that may lead to a slight reduction in certain expenses.

The Funds’ Expenses

The tables below illustrate the change in operating expenses expected as a result of the Reorganization. The tables set forth (i) the fees, expenses and distributions to preferred shareholders paid by High Income Portfolio for the period ended October 31, 2007, (ii) the fees, expenses and distributions to preferred shareholders paid by Income Portfolio for the period ended December 31, 2007; (iii) the fees, expenses, and interest payments on borrowed funds paid by Credit Strategies Fund for the period ended December 31, 2007; and (iv) the pro forma fees, expenses and interest payments on borrowed funds for the Acquiring Fund for the period ended December 31, 2007, assuming each of the Reorganizations had been completed at the beginning of such period. The following tables show each Fund’s expenses as a percentage of net assets attributable to common shares and reflect the issuance of preferred shares in an amount equal to 29.33% of High Income Portfolio’s total assets and 33.97% of Income Shares’ total assets and borrowing in an amount equal to 28.54% of Credit Strategies Fund’s total assets and 28.54% of the combined Fund’s total assets after the Reorganizations are completed.

As described herein, an unfavorable vote by the shareholders of one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund’s shareholders. It is anticipated that the most favorable expense ratio will be achieved for each Acquired Fund if both of the Reorganizations are approved and consummated and that a less favorable resulting expense ratio for each Acquired Fund will result if such Acquired Fund is the only Fund that participates in the Reorganization with the Acquiring Fund. As such, the following tables illustrate the anticipated change in operating expenses expected as a result of (i) both Acquired Funds approving and participating in the Reorganization, (ii) Reorganization of only High Income Portfolio into the Acquiring Fund, and (iii) Reorganization of only Income Shares into the Acquiring Fund.

I. Both Acquired Funds Participating in the Reorganization:

PRO FORMA
	ACTUAL			COMBINED(1)
	High		Credit	Credit
	Income	Income	Strategies	Strategies
	Portfolio	Shares	Fund	Fund
	(PHY)	(CNN)	(HCF)	(HCF)

Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)	None(3)	None(3)	None(3)	None(3)
Dividend Reinvestment Plan Fees	None(4)	None(4)	None(5)	None(5)

	ACTUAL
	Percentage of Net Assets Attributable to Common					PRO FORMA
	Shares (Assuming Leverage as Described Above)					COMBINED(1)
	High				Credit	Credit
	Income		Income		Strategies	Strategies
	Portfolio		Shares		Fund	Fund
	(PHY)		(CNN)		(HCF)	(HCF)
	(Unaudited)		(Unaudited)		(Unaudited)	(Unaudited)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee	0.89%		0.73%		1.64%*	1.64%*
Interest Payments on Borrowed Funds	0.01%		0.07%		2.16%	2.16%
Other Expenses
Dividend and Interest
Expense For Short Positions	0.00%		0.00%		0.03%	0.03%
Other Expenses(6)	0.45%		0.71%		0.23%	0.20%
Total Other Expenses	0.45%		0.71%		0.26%	0.23%
Total Annual Expenses	1.35%		1.51%		4.06%	4.03%
Dividends on Preferred Shares	1.99	%(7)(8)	2.48	%(7)(9)	0.00%	0.00%
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	3.34%		3.99%		4.06%	4.03%
Minus: Expense Waivers(10)	0.00%		0.00%		0.00%	0.15%
Net Annual Fund Operating
Expenses and Dividends on Preferred Shares	3.34%		3.99%		4.06%	3.88%

*	Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.

(1)	The pro forma combined column shown assumes both Reorganizations are completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund’s shareholders. The pro forma combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.

(2)	No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4)	Each participant in the Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5)	Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund’s Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6)	In connection with the Reorganizations, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund’s Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

(7)	Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund’s preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.

(8)	Reflects a dividend rate of 5.31% based on the actual dividends paid on preferred shares during the period noted above.

(9)	Reflects a dividend rate of 5.35% based on the actual dividends paid on preferred shares during the period noted above.

(10)	If shareholders approve a Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years. If Income Shares’ shareholders approve its Reorganization, such combined waivers would be at an annual rate of 0.70% of the sum of Income Shares’ net assets attributable to common shares as of the closing date of its Reorganization plus $30 million (representing the value of its preferred shares that historically have been outstanding). If High Income Portfolio’s shareholders approve its Reorganization, such combined waivers would be at an annual rate of 0.55% of the sum of High Income Portfolio’s net assets attributable to common shares as of the closing date of its Reorganization plus $40 million (representing the value of its preferred shares that historically have been outstanding). In each case, the amount of the waivers, all of which have been included in the Pro Forma Combined Credit Strategies Fund’s 0.15% waiver line item, is intended to offset the additional revenue Highland would receive on each Acquired Fund’s assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of each Acquired Fund and Credit Strategies Fund and the fact that the Acquired Funds do not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the pro forma combined numbers utilize the net assets of each Acquired Fund as of December 31, 2007. The net assets of each Acquired Fund may differ on the closing date of its Reorganization.

II. Reorganization of only High Income Portfolio into the Acquiring Fund:

PRO FORMA
	ACTUAL		COMBINED(1)
	High	Credit	Credit
	Income	Strategies	Strategies
	Portfolio	Fund	Fund
	(PHY)	(HCF)	(HCF)

Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)	None(3)	None(3)	None(3)
Dividend Reinvestment Plan Fees	None(4)	None(5)	None(5)

	ACTUAL
	Percentage of Net
	Assets Attributable to
	Common Shares
	(Assuming Leverage as			PRO FORMA
	Described Above)			COMBINED(1)
	High		Credit	Credit
	Income		Strategies	Strategies
	Portfolio		Fund	Fund
	(PHY)		(HCF	(HCF)
	(Unaudited)		(Unaudited)	(Unaudited)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee	0.89%		1.64%*	1.64%*
Interest Payments on Borrowed Funds	0.01%		2.16%	2.16%
Other Expenses
Dividend and Interest Expense For Short Positions	0.00%		0.03%	0.03%
Other Expenses(6)	0.45%		0.23%	0.20%
Total Other Expenses	0.45%		0.26%	0.23%
Total Annual Expenses	1.35%		4.06%	4.03%
Dividends on Preferred Shares	1.99	%(7)(8)	0.00%	0.00%
Total Annual Fund Operating
Expenses and Dividends on Preferred Shares	3.34%		4.06%	4.03%
Minus: Expense Waivers(9)	0.00%		0.00%	0.09%
Net Annual Fund Operating Expenses and Dividends on Preferred Shares	3.34%		4.06%	3.94%

*	Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.

(1)	The pro forma combined column shown assumes that High Income Portfolio was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund’s shareholders. The pro forma combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.

(2)	No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.

(3)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(4)	Each participant in the Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(5)	Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund’s Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6)	In connection with the Reorganizations, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund’s Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.

(7)	Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund’s preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.

(8)	Reflects a dividend rate of 5.31% based on the actual dividends paid on preferred shares during the period noted above.

(9)	If High Income Portfolio’s shareholders approve its Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that such combined waivers would be at an annual rate of 0.55% of the sum of High Income Portfolio’s net assets attributable to common shares as of the closing date of its Reorganization plus $40 million (representing the value of its preferred shares that historically have been outstanding). The amount of the waivers, all of which have been included in the Pro Forma Combined Credit Strategies Fund’s 0.09% waiver line item, is intended to offset the additional revenue Highland would receive on High Income Portfolio’s assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of High Income Portfolio and Credit Strategies Fund and the fact that High Income Portfolio does not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the pro forma combined numbers utilize the net assets of High Income Portfolio as of December 31, 2007. The net assets of High Income Portfolio may differ on the closing date of its Reorganization.

III. Reorganization of only Income Shares into the Acquiring Fund:

PRO FORMA
	ACTUAL		COMBINED(1)
		Credit	Credit
	Income	Strategies	Strategies
	Shares	Fund	Fund
	(CNN)	(HCF)	(HCF)

Common Shareholder Transaction Expenses(2)
Sales Load (as a percentage of offering price)	None(3)	None(3)	None(3)
Dividend Reinvestment Plan Fees	None(4)	None(5)	None(5)

	ACTUAL
	Percentage of Net
	Assets Attributable to
	Common Shares (Assuming			PRO FORMA
	Leverage as Described Above)			COMBINED(1)
			Credit	Credit
	Income		Strategies	Strategies
	Shares		Fund	Fund
	(CNN)		(HCF)	(HCF)
	(Unaudited)		(Unaudited)	(Unaudited)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fee	0.73%		1.64%*	1.64%*
Interest Payments on Borrowed Funds	0.07%		2.16%	2.16%
Other Expenses
Dividend and Interest Expense For Short Positions	0.00%		0.03%	0.03%
Other Expenses(6)	0.71%		0.23%	0.21%
Total Other Expenses	0.71%		0.26%	0.24%
Total Annual Expenses	1.51%		4.06%	4.04%
Dividends on Preferred Shares	2.48	%(7)(8)	0.00%	0.00%
Total Annual Fund Operating Expenses and Dividends on Preferred Shares	3.99%		4.06%	4.04%
Minus: Expense Waivers(9)	0.00%		0.00%	0.08%
Net Annual Fund Operating Expenses and Dividends on Preferred Shares	3.99%		4.06%	3.96%

*	Management fees include both the investment advisory and administrative services fees paid to Highland, which were 1.37% and 0.27% of annual average net assets, respectively.
(1)	The pro forma combined column shown assumes that Income Shares was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund’s shareholders. The pro forma combined column also reflects the proceeds of the rights offering completed by the Acquiring Fund on January 28, 2008.
(2)	No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any transaction or operating expenses of the combined Fund.
(3)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.
(4)	Each participant in the Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.
(5)	Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined below) to sell common shares held in a dividend reinvestment plan account. Each participant in the Credit Strategies Fund’s Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(6)	In connection with the Reorganizations, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund’s Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganizations.
(7)	Dividend rates on preferred shares are set in the auction process. Prevailing interest rate, yield curve and market circumstances at the time at which the dividend rate on preferred shares for the next dividend period are set substantially influence the rate determined in an auction. As these factors change over time, so too do the dividend rates set. In this regard, the dividend rates for each Fund’s preferred shares were set on different dates and therefore do not provide a direct comparison of what these rates would be if established on the same date.
(8)	Reflects a dividend rate of 5.35% based on the actual dividends paid on preferred shares during the period noted above.
(9)	If Income Shares’ shareholders approve its Reorganization, the Adviser would contractually agree to waive a portion of Credit Strategies Fund’s advisory fee and administration fee for two years so that such combined waivers would be at an annual rate of 0.70% of the sum of Income Shares’ net assets attributable to common shares as of the closing date of its Reorganization plus $30 million (representing the value of its preferred shares that historically have been outstanding). The amount of the waivers, all of which have been included in the Pro Forma Combined Credit Strategies Fund’s 0.08% waiver line item, is intended to offset the additional revenue Highland would receive on Income Shares’ assets (including the value of its preferred shares that historically have been outstanding) due to the difference between the advisory fee rates of Income Shares and Credit Strategies Fund and the fact that Income Shares does not pay an administration fee to Highland. These waivers are not subject to recoupment by the Adviser. The calculations for the pro forma combined numbers utilize the net assets of Income Shares as of December 31, 2007. The net assets of Income Shares may differ on the closing date of its Reorganization.

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in a Fund’s common shares and the Acquiring Fund’s costs and expenses that are expected to be incurred in the first year following the Reorganizations.

Example

The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Acquired Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment in common shares, assuming (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10, (ii) dividends on preferred shares as set forth in the table above (iii) average borrowings under Credit Strategies Fund’s credit facility of $253.2 million prior to the Reorganizations, (iv) borrowings under Credit Strategies Fund’s credit facility of $310.4 million after the Reorganizations, (v) a 5% annual return throughout the period (vi) and the contractual fee waivers noted above after the Reorganizations.

Assuming Leverage

	1 Year	3 Years	5 Years	10 Years
	(Unaudited)

High Income Portfolio (PHY)	$34	$103	$174	$363
Income Shares (CNN)	$40	$122	$205	$420
Credit Strategies Fund (HCF)	$41	$124	$208	$426
Pro Forma Combined — Credit Strategies Fund (HCF)(1)	$39	$120	$204	$423
Pro Forma Combined — Credit Strategies Fund (HCF)(2)	$40	$121	$205	$423
Pro Forma Combined — Credit Strategies Fund (HCF)(3)	$40	$121	$206	$424

(1)	The pro forma combined row shown assumes each of the Reorganizations is completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

(2)	The pro forma combined row shown assumes that High Income Portfolio was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

(3)	The pro forma combined row shown assumes that Income Shares was the only Acquired Fund in the Reorganization completed. As described herein, an unfavorable vote by one Acquired Fund will not affect the consummation of the Reorganization by the other Acquired Fund if approved by such other Acquired Fund.

The example set forth above assumes the reinvestment of all dividends and other distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

INFORMATION ABOUT THE FUNDS

OUTSTANDING SECURITIES

Set forth below is information about each Fund’s common shares as of December 31, 2007.

Credit Strategies Fund

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding

Common Shares	Unlimited	—	46,056,165*

*	This includes shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008. Excluding shares of the rights offering, Credit Strategies Fund had 34,520,550 shares outstanding on December 31, 2007.

High Income Portfolio

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding

Common Shares	100,000,000	—	30,874,699

Income Shares

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding

Common Shares	15,000,000	—	9,947,104

Set forth below is information about High Income Portfolio’s and Income Shares’ preferred shares as of December 31, 2007.

High Income Portfolio

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding

Series W	1,000,000	—	1,600

Income Shares

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding

Series T	1,000,000	—	1,200

COMMON SHARE PRICE DATA

The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE for each full quarterly period within the two most recent fiscal years or since inception and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

The Funds only make public their net asset values on a weekly basis. Accordingly, the net asset value and the premium and discount from net asset value in the table below are based on the publicly available net asset values for the week in which the high and low sales price occurred. Since the net asset value and the premium and discount from net asset value is based on the publicly available net asset values for the week, which may not fall on the same date as the high and low sales prices, the range of net asset values and the premium and discount from net asset value for the common shares during the periods shown may be broader or more narrow than what is shown in this table.

CREDIT STRATEGIES FUND

		Net Asset	Premium		Net Asset	Premium
Quarterly Period Ending	High Price	Value	(Discount)	Low Price	Value	(Discount)

March 31, 2008	$15.54	$17.85	(12.92)%	$13.13	$14.97	(12.28)%
December 31, 2007	$18.80	$19.32	(2.69)%	$15.67	$17.99	(12.89)%
September 30, 2007	$20.17	$20.60	(2.09)%	$16.25	$19.33	(15.93)%
June 30, 2007	$21.14	$20.51	3.07%	$19.80	$20.45	(3.18)%
March 31, 2007	$21.69	$20.29	6.90%	$20.37	$20.30	0.34%
December 31, 2006	$21.48	$19.97	7.56%	$20.10	$19.36	3.82%
September 30, 2006	$21.30	$19.09	11.58%	$19.82	$19.13	3.61%
June 30, 2006	$20.60	$19.07	8.02%	$20.18	$19.06	5.88%

HIGH INCOME PORTFOLIO

		Net Asset	Premium		Net Asset	Premium
Quarterly Period Ending	High Price	Value	(Discount)	Low Price	Value	(Discount)

January 31, 2008	$3.02	$3.38	(10.65)%	$2.59	$2.91	(11.00)%
October 31, 2007	$3.09	$3.48	(11.29)%	$2.59	$3.30	(21.52)%
July 31, 2007	$3.35	$3.64	(7.97)%	$2.98	$3.43	(13.12)%
April 30, 2007	$3.32	$3.64	(8.79)%	$3.09	$3.43	(9.91)%
January 31, 2007	$3.27	$3.48	(6.03)%	$3.19	$3.45	(7.54)%
October 31, 2006	$3.27	$3.40	(3.82)%	$3.14	$3.40	(7.65)%
July 31, 2006	$3.37	$3.64	(7.42)%	$3.10	$3.51	(11.68)%
April 30, 2006	$3.40	$3.63	(6.34)%	$2.97	$3.47	(14.41)%
January 31, 2006	$3.11	$3.53	(11.90)%	$2.71	$3.20	(15.31)%

INCOME SHARES

		Net Asset	Premium		Net Asset	Premium
Quarterly Period Ending	High Price	Value	(Discount)	Low Price	Value	(Discount)

March 31, 2008	$5.22	$5.84	(10.64)%	$4.75	$5.60	(15.24)%
December 31, 2007	$5.61	$6.27	(10.50)%	$5.02	$6.04	(16.95)%
September 30, 2007	$6.10	$6.62	(7.85)%	$5.10	$6.22	(18.01)%
June 30, 2007	$6.14	$6.77	(9.31)%	$6.03	$6.79	(11.19)%
March 31, 2007	$6.34	$6.82	(7.04)%	$6.02	$6.59	(8.65)%
December 31, 2006	$6.08	$6.70	(9.25)%	$5.82	$6.39	(8.92)%
September 30, 2006	$5.96	$6.42	(7.17)%	$5.58	$6.32	(11.71)%
June 30, 2006	$5.94	$6.40	(7.19)%	$5.57	$6.36	(12.42)%
March 31, 2006	$5.98	$6.50	(8.00)%	$5.55	$6.40	(13.28)%

As of March 31, 2008, (i) the net value per share for common shares of the Acquiring Fund was $14.50 and the market price per share was $13.02, representing a discount to NAV of -10.21%, (ii) the NAV per share for common shares of High Income Portfolio was $2.79 and the market price per share was $2.45, representing a discount to NAV of -12.19%, and (iii) the NAV per share for common shares of Income Shares was $5.50 and the market price per share was $4.78, representing a discount to NAV of -13.07%.

The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of its Reorganization. Depending on market conditions immediately prior to the closing date of a Reorganization, Acquiring Fund Common Shares may trade at a larger or smaller discount to NAV than an Acquired Fund’s common shares. This could result in the Acquiring Fund Common Shares having a market value that is greater or less than the market value of an Acquired Fund’s common shares on the closing date of a Reorganization.

SHARE REPURCHASES

Common shares of Credit Strategies Fund have traded at a premium to NAV at certain times and at a discount to NAV at certain times. Common shares of both the Acquired Funds have traded at a premium to NAV at certain times and at a discount to NAV at certain times.

Each Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing their common shares in the open market or by tendering for their common shares at NAV.

So long as any preferred shares are outstanding, High Income Portfolio and Income Shares may not purchase, redeem or otherwise acquire any common shares unless (1) all accumulated dividends on the preferred shares or any other preferred shares have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition certain asset coverage requirements (determined after deducting the acquisition price of the common shares) are met. Repurchases of common shares may result in High Income Portfolio and Income Shares being required to redeem preferred shares to satisfy asset coverage requirements.

Subject to its investment restrictions, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. The Fund will comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and the rules and regulations thereunder in connection with any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board. Any such borrowings will be subject to the limitations imposed by the 1940 Act and the Rating Agency Guidelines.

The repurchase by a Fund of its common shares at prices below NAV will result in an increase in the NAV of those common shares that remain outstanding. However, there can be no assurance that common share repurchases or tender offers at or below NAV will result in the Fund’s common shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund’s common shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below NAV, a Fund’s Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

DIVIDENDS AND OTHER DISTRIBUTIONS

All Funds.

Distributions on each Fund’s common shares are declared based on annual projections of net investment income (defined as dividends and interest income, net of Fund expenses). High Income Portfolio and Credit Strategies Fund pay monthly distributions to common shareholders. Income Shares pays quarterly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined above) allocated to common shareholders for income tax purposes. Each Fund intends to pay any capital gain distributions annually.

Various factors will affect the level of each Fund’s current income and current gains, such as its asset mix, and each Fund’s use of options. To permit each Fund to maintain more stable monthly dividends and annual distributions, each Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by each Fund for any particular period may be more or less than the amount of income and gains actually earned by each Fund during the applicable period. Undistributed income and gains will add to each Fund’s NAV and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from each Fund’s NAV. Shareholders will automatically have all dividends and other distributions reinvested in common shares of each Fund issued by each Fund or purchased in the open market in accordance with each Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in each Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan of the Acquiring Fund are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”

High Income Portfolio and Income Shares.

So long as any preferred shares of High Income Portfolio or Income Shares are outstanding, common shareholders of each Fund will not be entitled to receive any dividends of or other distributions from each Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of each Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of each Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund is required to comply with other asset coverage requirements as a condition of each Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Each Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. The terms of each Plan is set forth below.

High Income Portfolio and Income Shares.  If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund’s Plan, unless you elect by written notice to the Fund to receive cash distributions, all dividends, including any capital gain distributions, on your common shares will be automatically reinvested by PFPC Inc. (the “Plan Agent”), in additional common shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

(1) If the common shares are trading at or above NAV at the time of valuation, the Fund will issue new shares of common shares at a price equal to the greater of (i) NAV per share of common shares on that date or (ii) 95% of the market price on that date.

(2) If common shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the American Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share of common shares paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares of common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and other distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you or your broker (on your behalf) will receive (a) your whole shares in non-certificated form and (b) a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all common shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any common shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and other distributions does not mean that you do not have income tax liability thereon. Income from distributions is realized even if you do not receive cash. Consult your financial advisor for more information.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Credit Strategies Fund.  Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of Credit Strategies Fund will be automatically paid in the form of, or reinvested by the Plan Agent (agent for shareholders in administering Credit Strategies Fund’s Plan) in, additional common shares of Credit Strategies Fund. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional shares of Credit Strategies Fund for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever Credit Strategies Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from Credit Strategies Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the NAV per common share (such condition being referred to herein as “market premium”), the Fund will issue common shares, including fractions, to the participants in the amount of the dividend. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the NAV per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that Credit Strategies Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by Credit Strategies Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

Credit Strategies Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, Credit Strategies Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

DESCRIPTION OF CAPITAL STRUCTURE

HIGH INCOME PORTFOLIO AND INCOME SHARES

Common Shares

High Income Portfolio was incorporated in Maryland on May 13, 1988. High Income Portfolio’s Articles of Incorporation, as amended and supplemented (“Charter”) authorize the issuance of up to 100,000,000 common shares, $0.03 par value per share. Income Shares was incorporated in Maryland on March 19, 1973. Income Shares’ Charter authorizes the issuance of up to 15,000,000 common shares, $1.00 par value per share. Each Acquired Fund’s common shares have equal rights as to voting, dividends and liquidation. All common shares issued and outstanding are fully paid and nonassessable. Shares of common shares have no preemptive, conversion or redemption rights and are freely transferable. The voting rights of the common shares are noncumulative, which means that the holders of more than 50% of the common shares voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the common shares if they choose to do so, and, in that event, the holders of the remaining common shares voting for the election of Directors will not be able to elect any Directors. The holders of the common shares vote as a single class with the holders of the preferred shares on all matters except as described below under “Voting Rights.” Each Acquired Fund’s Charter may generally be amended by the affirmative vote of holders of common shares and preferred shares entitled to cast a majority of all votes entitled to be cast on the matter.

So long as any preferred shares of an Acquired Fund are outstanding, holders of the Acquired Fund’s common shares will not be entitled to receive any dividends of or other distributions from the Acquired Fund, unless at the time of such declaration (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Acquired Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all of its liabilities and indebtedness not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquired Funds are required to comply with other asset coverage requirements as a condition of each Acquired Fund obtaining a rating of the preferred shares from a rating agency. These requirements include an asset coverage test more stringent than that under the 1940 Act.

Preferred Shares

Under the 1940 Act, each Acquired Fund is permitted to have outstanding more than one series of preferred shares as long as neither a single series has priority over another series nor holders of preferred shares have pre-emptive rights to purchase any other preferred shares that might be issued. Each Acquired Fund’s Charter authorizes the issuance of a class of preferred shares (which class may be divided into more than one series) as the Directors may, without shareholder approval, authorize. The preferred shares has such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Directors may determine and as are set forth in the respective Acquired Fund’s Charter establishing the terms of the preferred shares. Any decision to offer preferred shares is subject to market conditions and to the Board of Directors’ and the Adviser’s continuing belief that leveraging the respective Acquired Fund’s capital structure through the issuance of preferred shares is likely to benefit the holders of common shares. Each Acquired Fund is authorized to issue a maximum of 1,000,000 preferred shares. To date, High Income Portfolio’s Directors have authorized the creation of, and High Income Portfolio has issued, 3,000 Auction Rate Cumulative Preferred Shares, having a par value of $0.001 per share, with a liquidation preference of $25,000 per share, classified as Series W Auction Rate Cumulative Preferred Shares. As of January 31, 2007, High Income Portfolio had redeemed 1,400 preferred shares and had a total of $40 million preferred shares outstanding. To date, Income Shares’ Directors have authorized the creation of, and Income Shares has issued, 1,200 Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series T Auction Rate Cumulative Preferred Shares, all of which were outstanding as of January 31, 2007.

The preferred shares have complete priority over common shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of either Acquired Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of common shares. After the payment to the holders of preferred shares of the full preferential amounts, the holders of preferred shares as such will have no right or claim to any of the remaining assets of the relevant Acquired Fund. Neither the consolidation nor merger of either Acquired Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by either Acquired Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of that Acquired Fund.

Voting Rights

Except as noted below, each Acquired Fund’s common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of preferred shares, as a separate class, vote to elect two Directors, the holders of the common shares, as a separate class, vote to elect two Directors and the holders of the preferred shares and the common shares, voting together as a single class, elect the remaining Directors. In addition, during any period (“Voting Period”) in which either Acquired Fund has not paid dividends on the preferred shares in an amount equal to two full years’ dividends, the holders of preferred shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors have been elected by the holders of preferred shares.

In an instance when an Acquired Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Acquired Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the preferred shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the preferred shares, together with the incumbent Directors elected by the holders of the common shares, will constitute the duly elected Directors of the Acquired Fund. When all dividends in arrears on the preferred shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the preferred shares will terminate.

The common shares and preferred shares of each Acquired Fund vote as separate classes on amendments to the Charter that would adversely affect their respective interests.

In addition, so long as any High Income Portfolio preferred shares are outstanding:

(1) High Income Portfolio may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares, voting as a separate class;

(2) the adoption of any plan of reorganization adversely affecting the preferred shares requires the approval of holders of a majority of the preferred shares, voting as a separate class;

(3) High Income Portfolio may not, without the affirmative vote of at least a majority of the preferred shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as High Income Portfolio is solvent and does not foresee becoming insolvent;

(4) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in High Income Portfolio’s investment objective, changes in certain investment restrictions described under “Investment Restrictions” in the SAI and changes in High Income Portfolio’s subclassification as a closed-end investment company; and

(5) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of preferred shares.

In addition, so long as any Income Shares’ preferred shares are outstanding:

(1) Income Shares may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the preferred shares, voting as a separate class;

(2) the adoption of any plan of reorganization adversely affecting the preferred shares requires the approval of holders of a majority of the preferred shares, voting as a separate class;

(3) Income Shares may not, without the affirmative vote of at least a majority of the preferred shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as Income Shares is solvent and does not foresee becoming insolvent; and

(4) the approval of a majority of the outstanding preferred shares, voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in Income Shares’ investment objectives, changes in certain investment restrictions described under “Investment Restrictions” in the SAI and changes in Income Shares’ subclassification as a closed-end investment company.

The required vote for certain of the items listed above for each of the Acquired Funds, such as items 1, 2 and 4, may be subject to the supermajority voting requirements referred to under “Anti-Takeover Provisions” below, if they have not been approved, authorized or adopted by the affirmative vote of at least 80% of the total number of Continuing Directors. “Continuing Directors” are those Directors who have been directors of Income Shares since May 2002 or are those Directors who have been directors of High Income Portfolio since March 2001 or who have subsequently become directors and whose election is approved by a majority of the Continuing Directors then on the Board. The common shares and preferred shares for each Acquired Fund also will vote separately to the extent otherwise required under Maryland law or the 1940 Act, as in effect from time to time. To the extent required under the 1940 Act, certain actions by shareholders of each Acquired Fund require a vote of a majority of that Fund’s outstanding voting securities. If applicable, the class vote of holders of preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of common shares and preferred shares, voting together as a single class, necessary to authorize the action in question.

CREDIT STRATEGIES FUND

Common Shares

Credit Strategies Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 10, 2006 (“Declaration of Trust”). Credit Strategies Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of Credit Strategies Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Credit Strategies Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

Credit Strategies Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. Credit Strategies Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

While Credit Strategies Fund has filed a registration statement to permit it to offer additional shares from time to time, such registration statement has not been declared effective and Credit Strategies Fund has no present intention of offering any additional shares on that registration statement. Any additional offerings of shares will require approval by Credit Strategies Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of Credit Strategies Fund’s common shareholders. Credit Strategies Fund currently issues additional shares under its Dividend Reinvestment Plan and, if approved, Credit Strategies Fund will issue additional shares pursuant to the Reorganizations.

Any additional offerings of common shares would result in current shareholders owning a smaller proportionate interest in Credit Strategies Fund than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. Credit Strategies Fund’s net asset value would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by Credit Strategies Fund. The sale of shares by Credit Strategies Fund (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If Credit Strategies Fund were unable to invest the proceeds of an additional offering of shares as intended, Credit Strategies Fund’s per share distribution may decrease and the Trust may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Unlike open-end funds, closed-end funds like Credit Strategies Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of Credit Strategies Fund, Credit Strategies Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”

Preferred Shares

The Declaration of Trust provides that Credit Strategies Fund’s Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from Credit Strategies Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.

Credit Strategies Fund may issue preferred shares as part of its leverage strategy. We cannot assure you, however, that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. Credit Strategies Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of Credit Strategies Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by Credit Strategies Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of Credit Strategies Fund at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in Credit Strategies Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, Credit Strategies Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by Credit Strategies Fund.  The terms of the preferred shares are expected to provide that (i) they are redeemable by Credit Strategies Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) Credit Strategies Fund may tender for or purchase preferred shares and (iii) Credit Strategies Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by Credit Strategies Fund will reduce the leverage applicable to the common shares, while any resale of shares by Credit Strategies Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by Credit Strategies Fund.  If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.

While Credit Strategies Fund has filed a registration statement to permit it to offer preferred shares, this registration statement has not been declared effective and Credit Strategies Fund has no present intention of offering any preferred shares in the next twelve months.

Other Shares

The Board (subject to applicable law and the Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. Credit Strategies Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

Credit Facility

Credit Strategies Fund currently leverages through borrowings from a credit facility. Credit Strategies Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to

$380,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit Credit Strategies Fund’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, Credit Strategies Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, Credit Strategies Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.

FEDERAL INCOME TAX MATTERS

The following discussion summarizes certain federal income tax considerations affecting the Funds and their shareholders that are “United States persons” (as defined in the Code). For more information, please see the Statement of Additional Information, under “Federal Income Tax Matters.” Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences to you of an investment in a Fund.

Each Fund intends to qualify annually as a regulated investment company under the Code. Accordingly, each Fund generally will not be subject to federal income tax on income and gains that it distributes to its shareholders.

Distributions a Fund makes from its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it designates as capital gain dividends, are taxable as long-term capital gain, regardless of how long you have held your common shares. All dividends a Fund pays from its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“ordinary income dividends”) are generally subject to tax as ordinary income.

In general, the Funds do not expect that a significant portion of its ordinary income dividends will be treated as “qualified dividend income,” which is eligible for taxation at the rates applicable to net capital gain in the case of individual shareholders (a maximum of 15%), or that a corporate shareholder will be able to claim a dividends-received reduction with respect to any significant portion of Fund distributions.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional common shares of a Fund. Dividends and other distributions generally are treated as received by you at the time the distribution is made. If, however, an Acquired Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a date in one of those months, then that distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared.

The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. Accordingly, if you purchase common shares just before a distribution, that distribution will be taxable to you even though it represents in part a return of your invested capital.

Each Fund sends in shareholders information after the end of each calendar year setting forth the amount and tax status of any distributions it made during that year. Distributions also may be subject to state and local taxes.

If you sell or otherwise dispose of common shares, you generally will recognize a gain or loss in an amount equal to the difference between your tax basis in those shares and the amount you receive on the disposition. If you hold your common shares as a capital asset, any such gain or loss generally will be long-term capital gain or loss if you have held the shares for more than one year at the time of sale or exchange thereof.

A Fund will be required to withhold, for federal backup withholding tax purposes, 28% of the distributions (and redemption proceeds, if any) payable to a noncorporate shareholder who fails to provide the Fund (or its agent)

with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, the individual’s social security number) or to make required certifications or who has been notified by the Internal Revenue Service (“IRS”) that the shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against your federal income tax liability, if any, provided that you furnish the required information to the IRS.

The discussions set forth herein and in the Statement of Additional Information do not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific federal, state, local and foreign tax consequences to you of investing in a Fund.

ANTI-TAKEOVER PROVISIONS

HIGH INCOME PORTFOLIO AND INCOME SHARES

Each Acquired Fund’s Charter includes certain “supermajority” voting provisions that could have the effect of limiting the ability of other entities or persons to acquire control of either Acquired Fund or cause either Acquired Fund to engage in certain transactions. These provisions could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Acquired Fund. In addition, holders of a minority of the total shares outstanding and entitled to vote may have a veto power over matters which management and/or a majority of the shareholders may believe is desirable and beneficial. However, by discouraging attempts to acquire control of either Acquired Fund, these provisions may enable the relevant Acquired Fund to avoid adverse effects of such attempts such as increasing the expenses of the relevant Acquired Fund and interfering with the normal operation of the relevant Acquired Fund. They also promote continuity and stability, and they enhance each Acquired Fund’s ability to continue to pursue long-term strategies that are consistent with its investment objective.

Specifically, each Charter provides for a “supermajority” voting requirement to effect any of the following actions: (1) any amendment to the Charter to make the Fund’s shares “redeemable securities” or to convert the Fund from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (2) any shareholder proposal regarding the Fund’s investment objective or specific investment restrictions, policies or decisions made or to be made with respect to the Fund’s assets, (3) any shareholder proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate the existence of the Fund, (4) business combinations such as a merger, consolidation, share exchange or the sale of all or substantially all of the Fund’s assets, and, (5) any amendment to Article VI of the Charter of High Income, and any amendment to article Eighth of the Charter of Income Shares.

The Charter of each Acquired Fund requires the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the common shares and the preferred shares, voting as a single class, and an affirmative vote of the holders of at least 80% of the preferred shares, voting as a separate class, and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action had been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case (A) for items (1) and (2) above, approval would require the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities, and (B) for items (3) and (4) above, the affirmative vote of at least a majority of the Fund’s securities entitled to vote on the matter, subject, in the case of both (A) and (B), to the preferred shares voting both with the common shares as a single class and separately, as described below.

Each Acquired Fund’s Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act and which can only be changed by a favorable vote of the holders of at least 80% of the holders of the common shares and preferred shares, voting as a single class, and a favorable vote of at least 80% of the preferred shares, voting separately, and at least 80% of the entire Board of Directors or a majority of the Continuing Directors, are in the best interests of shareholders generally.

The Fund’s by-laws currently contain other provisions permitted by Maryland law to deter attempts to obtain control of the Fund as follows: (1) the Fund’s Secretary may call a special meeting of shareholders only on the request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only if the request states the matters proposed to be acted upon at it and the requesting shareholders bear the costs of the Fund’s notification of each shareholder entitled to notice of the meeting, (2) the number of Directors and the positions on the Board to be filled by vote of the holders of particular classes of shares to, if applicable, the exclusion of other classes of shares, shall be fixed from time to time only by resolution of the Board of Directors adopted by a majority of the Directors then in office and (3) the shareholders of the Fund may remove any Director only by the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the shareholders generally in the election of such Director, and if the Directors have been divided into classes, a Director may not be removed without cause. The Fund has also established a classified or “staggered” Board of Directors. The effect of this structure may make it more difficult for shareholders to change a majority of Directors because it would take two annual meetings to replace the majority of the Directors.

The Fund’s Board of Directors may elect to submit to the Fund’s shareholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the common shares to NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of shares entitled to be voted on the matter, including the preferred shares, voting as a separate class. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund. The Fund’s Charter requires (except under certain circumstances) the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by shareholders and the affirmative vote of at least 80% of the preferred shares, voting as a separate class and at least 80% of the entire Board of Directors to authorize, among other things, any amendment to the Fund’s Charter to make the Fund’s shares “redeemable securities” or to convert the Fund from a closed-end company to an open-end company.

CREDIT STRATEGIES FUND

Credit Strategies Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees. The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust, on file with the SEC for the full text of these provisions.

PAST PERFORMANCE OF EACH FUND

As shown in the table below, the performance of Credit Strategies Fund on a net asset value basis has exceeded that of Income Shares for the one-year period ended December 31, 2007. However, there is no guarantee or assurance as to the future performance of Credit Strategies Fund. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.

TOTAL RETURNS AS OF DECEMBER 31, 2007

	High Income
	Portfolio*		Income Shares**		Credit Strategies Fund***
		Market		Market		Market
	NAV	Price	NAV	Price	NAV	Price

1 year	(1.51)%	(6.58)%	(4.26)%	(10.10)%	(0.35)%	(17.05)%
3 years	2.63%	(0.21)%	2.28%	0.85%	N/A	N/A
5 years	20.05%	15.51%	8.13%	7.31%	N/A	N/A
10 years	1.13%	(0.13)%	3.19%	1.04%	N/A	N/A

*	Prior to January 21, 2000, High Income Portfolio was managed by a different investment adviser.

**	Prior to July 31, 2001, Income Shares was managed by a different investment adviser.

***	Credit Strategies Fund commenced investment operations on June 29, 2006.

FINANCIAL HIGHLIGHTS

High Income Portfolio

For the Year Ended October 31,	2007		2006	2005	2004	2003
	(Audited)		(Audited)	(Audited)	(Audited)	(Audited)

NAV, beginning of period	$3.39		$3.25	$3.08	$2.61	$1.77
Net investment income(a)	$0.37		$0.35	$0.36	$0.35	$0.37
Net realized and unrealized gain/(loss) on investments(a)	-(b	)	$0.11	$0.14	$0.47	$0.81
Distributions to preferred stockholders	$(0.07)		$(0.06)	$(0.04)	$(0.02)	$(0.02)

Total from investment operations	$0.30		$0.40	$0.46	$0.80	$1.16
Distributions:
Distributions from accumulated net investment income to common shareholders	$(0.28)		$(0.26)	$(0.29)	$(0.33)	$(0.32)

Total distributions to common shareholders	$(0.28)		$(0.26)	$(0.29)	$(0.33)	$(0.32)

NAV, end of year	$3.41		$3.39	$3.25	$3.08	$2.61

Market price per share, end of year	$3.01		$3.23	$2.77	$3.24	$2.96

Total investment return based on market value(c)	1.63%		26.86%	(6.90)%	21.61%	66.45%

Net Assets — end of year(d)	105,411		104,535	100,443	93,894	74,113
Preferred shares outstanding, end of year(d)	40,000		40,000	40,000	40,000	40,000
Asset Coverage:
Per indebtedness	N/A		N/A	N/A	N/A	N/A
Per preferred share(e)	382%		372%	351%	334%	285%

Ratio of total expenses to average net assets, applicable to common stock(f)	1.35	%(g)	1.67%	1.85%	2.18%	4.07%
Ratio of net investment income to average net assets, applicable to common stock(f)	10.80%		10.15%	10.08%	11.88%	16.60%

Portfolio turnover	216.17%		150.28%	72.84%	81.25%	111.35%

(a)	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.

(b)	Represents less than $0.005 per share.

(c)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions, and does not contemplate any over-distribution.

(d)	Dollars in thousands

(e)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(f)	Ratios do not reflect the effect of dividend payments to preferred stockholders.

(g)	Ratio of total expenses to average net assets include interest expense of 0.01% for the year ended October 31, 2007.

For the Year Ended October 31,	2002(b)	2001(b)	2000(b)(i)	1999(b)(i)	1998(b)(i)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

NAV, beginning of period	$3.12	$5.30	$6.98	$7.97	$11.94
Net investment income(a)	$0.46	$0.74	$1.12	$1.08	$1.30
Net realized and unrealized gain/(loss) on investments(a)	$(0.95)	$(1.96)	$(1.77)	$(1.00)	$(3.76)
Distributions to preferred stockholders	$(0.05)	$(0.07)	—	—	$(0.03)

Total from investment operations	$(0.54)	$(1.29)	$(0.65)	$0.08	$(2.49)
Distributions:
Distributions from accumulated net investment income	$(0.42)	$(0.76)	$(1.03)	$(1.25)	$(1.26)
Distributions from return of capital(c)	$(0.39)	$(0.14)	—	(0.01)	—

Total distributions to common shareholders	$(0.81)	$(0.90)	$(1.03)	$(1.26)	$(1.26)

Effect of sale of common stock and related expenses from equity and rights offering	—	$0.01	—	$0.19	$(0.22)

NAV, end of year	$1.77	$3.12	$5.30	$6.98	$7.97

Market price per share, end of year	$2.02	$4.24	$5.69	$7.94	$10.25

Total investment return based on market value(d)	(42.19)%	(9.82)%	(8.31)%	11.78%	(7.63)%

Net Assets — end of year(e)	49,182	86,048	142,924	186,167	157,800
Preferred shares outstanding, end of year(e)	56,500	75,000	—	—	—
Indebtedness, end of year(e)	—	—	71,000	50,000	40,000
Asset Coverage:
Per indebtedness(f)	N/A	N/A	330%	472%	495%
Per preferred stock share(g)	187%	215%	N/A	N/A	N/A

Ratio of total expenses to average net assets, applicable to common stock(h)	3.22%	3.75%	4.46%	2.67%	2.67%
Ratio of net investment income to average net assets, applicable to common stock(h)	15.99%	20.06%	17.59%	13.72%	11.92%

Portfolio turnover	96.89%	73.63%	104.99%	126.45%	156.48%

(a)	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.

(b)	Presentation of distributions paid to preferred shareholders has been changed from prior financial reports filed by the Fund due to the reclassification from total distributions to total from investment operations presented above.

(c)	Taxes are calculated on a calendar year, whereas this data is calculated on a fiscal year ended 10/31.

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions, and does not contemplate any over-distribution.

(e)	Dollars in thousands

(f)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(h)	Ratios do not reflect the effect of dividend payments to preferred stockholders.

(i)	As of January 21, 2000, the Fund entered into a new advisory agreement with Highland. For periods prior to that date, the Fund was advised by a different investment adviser.

Income Shares

For the Year Ended December 31,	2007	2006	2005	2004	2003
	(Audited)	(Audited)	(Audited)	(Audited)	(Audited)

NAV, beginning of period	$6.59	$6.40	$6.75	$6.49	$5.90
Net investment income(a)	$0.66	$0.63	$0.58	$0.59	$0.60
Net realized and unrealized gain/(loss) on investments	$(0.78)	$0.16	$(0.37)	$0.29	$0.65
Distributions to preferred shareholders	$(0.16)	$(0.15)	$(0.10)	$(0.05)	$(0.04)

Total from investment operations	$(0.28)	$0.64	$0.11	$0.83	$1.21
Distributions:
Distributions from accumulated net investment income to common shareholders	$(0.45)	$(0.45)	$(0.46)	$(0.55)	$(0.62)
Distributions from tax return of capital to common shareholders	—	—	—	$(0.02)	—

Total distributions	$(0.45)	$(0.45)	$(0.46)	$(0.57)	$(0.62)

NAV, end of year	$5.86	$6.59	$6.40	$6.75	$6.49

Market price per share, end of year	$5.05	$6.08	$5.45	$6.21	$6.33

Total investment return based on market value(b)	(10.27)%	20.23%	(5.28)%	7.63%	27.52%
Net Assets — end of year(c)	$58,301	$65,552	$63,689	$66,183	$63,529
Preferred shares outstanding, end of year(c)	$30,000	$30,000	$30,000	$30,000	$30,000
Asset Coverage:
Per indebtedness(d)	N/A	N/A	N/A	N/A	N/A
Per preferred stock share(e)	294%	319%	312%	321%	312%

Ratio of total expenses to average net assets, applicable to common stock excluding interest expense(f)	1.44%	1.52%	1.40%	1.36%	1.55%
Ratio of total expenses to average net assets, applicable to common stock including interest expense(f)	1.51%	1.52%	1.40%	1.36%	1.55%
Ratio of net investment income to average net assets, applicable to common stock(f)	10.08%	9.81%	8.79%	9.06%	9.73%

Portfolio turnover rate	222.25%	146.23%	60.23%	41.32%	51.87%

(a)	Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.

(b)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return assumes reinvestment of dividends.

(c)	Dollars in thousands.

(d)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.

(e)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T preferred stock.

(f)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

For the Year Ended December 31,	2002	2001(b)	2000(b)	1999(b)	1998(b)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

NAV, beginning of period	$6.77	$7.21	$8.49	$9.70	$10.75
Net investment income(a)	$0.75	$0.80	$0.90	$0.96	$0.97
Net realized and unrealized gain/(loss) on investments	$(0.74)	$(0.55)	$(1.28)	$(1.21)	$(1.06)
Distributions to preferred shareholders	$(0.05)	$(0.04)	—	—	—

Total from investment operations	$(0.04)	$0.21	$(0.38)	$(0.25)	$(0.09)
Distributions:
Distributions from accumulated net investment income to common shareholders	$(0.83)	$(0.60)	$(0.90)	$(0.96)	$(0.96)

Total distributions	$(0.83)	$(0.60)	$(0.90)	$(0.96)	$(0.96)

Effect of related preferred shares offering cost	—	$(0.05)	—	—	—

NAV, end of year	$5.90	$6.77	$7.21	$8.49	$9.70

Market price per share, end of year	$5.45	$6.44	$6.81	$7.13	$10.19

Total Investment Return(c):
Based on market price per share	(2.48)%	3.34%	8.25%	(20.63)%	(7.10)%
Based on net asset value per share	(0.59)%	2.27%	(4.48)%	(2.58)%	(0.84)%

Net Assets — end of year(e)	57,160	63,846	66,959	77,968	87,286
Preferred shares outstanding, end of year(e)	$30,000	$30,000	$0	$0	$0
Credit facility indebtedness, end of year(e)	$0	$0	$30,000	$30,000	$30,000
Asset Coverage:
Per indebtedness(f)	N/A	N/A	323%	360%	391%
Per preferred stock share(g)	291%	313%	N/A	N/A	N/A

Ratio of operating expenses to average net assets, applicable to common stock	1.63%	1.29%	1.03%	0.97%	0.95%
Ratio of total expenses to average net assets, applicable to common stock(d)	1.63%	3.06%	4.03%	3.66%	3.53%
Ratio of net investment income to average net assets, applicable to common stock(d)	11.93%	11.31%	11.38%	10.45%	9.92%

Portfolio turnover	26.71%	35.77%	33.04%	36.16%	26.74%

(a)	Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the year.

(b)	As of July 30, 2001, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, a different investment adviser advised the Fund.

(c)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of dividends.

(d)	For the year ended December 31, 2001 and prior, this ratio included interest paid on the Bank Credit Facility. In 2001 the Bank Credit Facility was replaced with preferred stock. Dividends paid on the preferred stock are classified as a financing activity, and are not included in this ratio.

(e)	Dollars in thousands.

(f)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.

(g)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T preferred stock.

Credit Strategies Fund

	For the Year Ended	For the Period Ended
	12/31/2007	12/31/2006(a)
	(Audited)	(Audited)

NAV, beginning of period	$20.08	$19.06

Income from Investment Operations:
Net investment income	$1.71	$0.71
Net realized and unrealized gain/(loss) on investments	$(1.85)	$0.91

Total from investment operations	$(0.14)	$1.62
Less Distributions Declared to Common Shareholders:
From net investment income	$(1.65)	$(0.60)
From net realized gains	$(0.30)	—

Total distributions declared to common shareholders	$(1.95)	$(0.60)

NAV, end of period	$17.99	$20.08

Market Value, end of period	$15.82	$21.16

Market Value Total Return(c)	(17.05)%	9.06	%(b)

Ratios and Supplemental Data:
Net Assets — end of period (in 000s)	621,078	692,964

Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Net operating expenses	1.87%	1.53%
Interest expenses	2.16%	1.03%
Dividend income from short positions	0.03%	N/A
Net expenses	4.06%	2.56%
Net investment income	8.64%	7.37%
Ratios based on managed net assets of common shares:
Net operating expenses	1.36%	1.31%
Interest expenses	1.58%	0.89%
Dividend income from short positions	0.02%	N/A
Net expenses	2.96%	2.20%
Net investment income	6.31%	6.33%

Portfolio turnover rate	66.49%	45.95	%(b)

(a)	The Fund commenced investment operations on June 29, 2006.

(b)	Not annualized.

(c)	Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend reinvestment plan

FURTHER INFORMATION ON THE REORGANIZATIONS

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

Each Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a condition (which cannot be waived) to consummation of each Reorganization, Kirkpatrick & Lockhart Preston Gates Ellis LLP (“Tax Counsel”) will deliver an opinion (“Tax Opinion”) to the Acquired Fund participating therein and to the Acquiring Fund, dated as of that Reorganization’s closing date, substantially to the effect that, based on the facts and assumptions stated therein (as well as certain representations of each Fund) and the existing federal income tax law, and conditioned on that Reorganization’s being consummated in accordance with the applicable Agreement, for federal income tax purposes, with respect to that Reorganization and the Funds participating therein:

•	The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Code, and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	Neither Fund will recognize any gain or loss on the Reorganization;

•	The Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

•	The Acquired Fund’s shareholders will not recognize any gain or loss on the receipt of Acquiring Fund Common Shares pursuant to the Reorganization, except to the extent such shareholders are paid cash in lieu of fractional shares of Acquiring Fund Common Shares in the Reorganization; and

•	The tax basis in the Acquiring Fund Common Shares that an Acquired Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Acquired Fund common shares the shareholder holds immediately before the Reorganization, and the shareholder’s holding period for those Acquiring Fund Common Shares will include the holding period for that Acquired Fund common shares (provided the shareholder holds those shares as a capital asset at the closing date of the Reorganization).

Notwithstanding the second and third bullet points above, the Tax Opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganizations will be as described above.

Prior to the closing of a Reorganization, the Acquired Fund participating therein will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them.

The Acquiring Fund’s ability to use pre-Reorganization capital losses of each Acquired Fund to offset post-Reorganization capital gains of the combined Fund will be limited due to the application of loss limitation rules under the federal tax law. Those rules, as applied to the Funds, generally

(1) permit each Fund, as a regulated investment company, to use CLCs (that is, capital losses sustained in a taxable year) in each of the eight succeeding taxable years,

(2) permit the Acquiring Fund to succeed to each Acquired Fund’s CLCs,

(3) prevent the Acquiring Fund, as a “gain corporation” (i.e., a corporation the fair market value of the assets of which on the closing date of a reorganization exceeds its adjusted basis therein on that date by more than $10 million), from offsetting any amount of an Acquired Fund’s CLCs against any part of the net unrealized gains the Acquiring Fund has on the respective closing date of a Reorganization and recognizes during the five-year period beginning on that date, but will not prevent the Acquiring Fund from offsetting those CLCs against any gains the Acquiring Fund realizes after the five-year period or due to appreciation that occurs after the closing date, subject to the limitation in clause (4), and

(4) limit the Acquiring Fund’s use of an Acquired Fund’s CLCs that are not prevented by clause (3) to (a) an annual amount equal to the product of the Acquired Fund’s value at the time of the Reorganization multiplied by a specified rate that varies each month (4.71% in May 2008).

At the date hereof, Income Shares had CLCs from prior taxable years aggregating almost $28.8 million, most of which will expire, in the absence of its Reorganization, by the end of its 2009 taxable year; based on Income Shares’ (unaudited) net asset value of approximately $57.4 million at January 31, 2008, the Acquiring Fund would only be able to use only about $2.7 million of those CLCs each year pursuant to clause (4) above, and only against recognized gains attributable to appreciation after the Reorganizations, with the result that a large part of those CLCs will expire unused. Similarly, at the date hereof, High Income Portfolio had CLCs from prior taxable years aggregating almost $133.4 million, a majority of which will expire, in the absence of its Reorganization, by the end of its 2009 taxable year; based on High Income Portfolio’s (unaudited) value of approximately $89.5 million at January 31, 2008, the Acquiring Fund would be able to use only about $4.2 million of High Income Portfolio’s CLCs each year pursuant to clause (4) above, and only against recognized gains attributable to appreciation after the Reorganizations, with the result that a very large part of those CLCs also will expire unused. But if the Acquiring Fund recognizes sufficient gains attributable to post-Reorganization appreciation, it nevertheless would be able to use approximately $25.3 million of the Acquired Funds’ combined CLCs through its taxable year ending December 31, 2012, assuming the Reorganizations close on July 31, 2008, and the amounts identified above remain unchanged. As a consequence, if the Acquiring Fund recognizes significant net capital gains in the future, it can be expected that an Acquired Fund’s shareholders would receive taxable distributions from the Acquiring Fund earlier than they would have received from that Acquired Fund if its Reorganization had not occurred and it had generated comparable gains.

ADDITIONAL TERMS OF THE AGREEMENTS AND PLANS OF REORGANIZATION

Certain terms of each Agreement are described above. The following is a summary of certain additional terms of each Agreement. This summary and any other description of the terms of each Agreement contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A hereto, which is the form of each Agreement.

Surrender of Share Certificates.  If your shares are represented by one or more share certificates before the closing date of the applicable Reorganization, you must either surrender the certificate to your Fund(s) or deliver to your Fund(s) a lost certificate affidavit, in the form of and accompanied by the surety bonds that your Fund(s) may require (collectively, an “Affidavit”). On the closing date of a Reorganization, all share certificates of the participating Acquired Fund that have not been surrendered will be canceled, will no longer evidence ownership of that Fund’s shares and will evidence ownership of the Acquiring Fund’s Common Shares. Until such share certificates have been so surrendered, no dividends payable after a Reorganization to the holders of record as of the closing date of Acquired Fund common shares represented by these certificates will be reinvested pursuant to the Acquiring Fund’s Dividend Reinvestment Plan, but will instead be paid in cash. Once such certificates have been surrendered, a holder of shares of an Acquired Fund who currently elects to receive dividends in cash will continue to receive dividends from the Acquiring Fund in cash; all holders who currently elect to participate in the Dividend Reinvestment Plan of a Fund will have their dividends automatically reinvested in shares of the Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the Reorganization until they have surrendered their Fund share certificates or delivered an Affidavit. The Acquiring Fund will not issue share certificates in the Reorganizations. Upon consummation of each Reorganization, holders of Acquired Fund common shares will be entitled to receive cash in lieu of any fractional Acquiring Fund Common Shares held other than in a Dividend Reinvestment Plan Account.

Conditions to Closing a Reorganization.  The obligation of each Fund to consummate its Reorganization is subject to the satisfaction of certain conditions, including the performance by the other participating Fund of all of its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization.

The obligations of the Funds that are parties to an Agreement are subject to approval of that Agreement by the necessary vote of the outstanding shares of the participating Acquired Fund, in accordance with the provisions of that Acquired Fund’s Charter and By-Laws. Those Funds’ obligations are also subject to the receipt of a favorable opinion of Tax Counsel as to the federal income tax consequences of their Reorganization.

Termination of an Agreement.  The Boards of the Funds that are parties to an Agreement may terminate the Agreement by mutual consent (even if shareholders of the applicable Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with that Reorganization would no longer be advisable.

Expenses of a Reorganization.  The costs associated with the Reorganizations will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations’ closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

PAYMENT OF UNDISTRIBUTED INCOME IN ADVANCE OF REORGANIZATIONS

Each Acquired Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. Each Acquired Fund intends to declare and pay a special dividend on its common shares in advance of the Reorganization of that Fund, distributing such reserved income. The record date for such special dividends will be a date following the approval of the Reorganization. If a Reorganization is not approved, no such special dividend will be declared or paid for the Acquired Fund for which the Reorganization has not been approved.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each Fund as of December 31, 2007, and the pro forma combined capitalization of the Acquiring Fund as if all proposed Reorganizations had occurred on that date, as well as the pro forma combined capitalization of the Acquiring Fund as if each Reorganization had occurred on that date absent any of the other Reorganizations. The tables also assume the outstanding preferred shares of each Acquired Fund were redeemed prior to its respective Reorganization and reflect the proceeds received from the Acquiring Fund’s rights offering completed on January 28, 2008. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization of your Fund(s) had taken place on December 31, 2007:

									PRO FORMA
	ACTUAL					ADJUSTED			COMBINED
			Credit			Credit			Credit
	High Income	Income	Strategies	ADJUSTMENT FOR		Strategies	ADJUSTMENT FOR		Strategies
	Portfolio	Shares	Fund	RIGHTS OFFERING		Fund	REORGANIZATION		Fund
	(Unaudited)

Shares outstanding
Common shares	30,874,699	9,947,104	34,520,550	11,535,615	*	46,056,165	—		55,374,655
Preferred shares	1,600	1,200	—	—		—	(2,800)		—
Net assets
Common shares	96,357,317	58,300,946	621,078,161	143,563,457	**	764,641,618	(561,950	)***	918,737,932
Preferred shares and accrued dividends	40,000,000	30,000,000	—	—		—	(70,000,000)		—
Net assets including preferred shares	136,357,317	88,300,946	621,078,161	143,563,457		764,641,618	(70,561,950)		918,737,932
Net asset value per common share	3.12	5.86	17.99			16.59			16.59

*	Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.

**	Reflects the proceeds received from the rights offering completed on January 28, 2008.

***	Reflects the estimated Reorganization expenses.

If the Reorganization of your Fund(s) had taken place on December 31, 2007:

								PRO FORMA
	ACTUAL				ADJUSTED			COMBINED
		Credit			Credit			Credit
	High Income	Strategies	ADJUSTMENT FOR		Strategies	ADJUSTMENT FOR		Strategies
	Portfolio	Fund	RIGHTS OFFERING		Fund	REORGANIZATION		Fund
	(Unaudited)

Shares outstanding
Common shares	30,874,699	34,520,550	11,535,615	*	46,056,165	—		51,864,797
Preferred shares	1,600	—	—		—	(1,600)		—
Net assets
Common shares	96,357,317	621,078,161	143,563,457	**	764,641,618	(561,950	)***	860,436,985
Preferred shares and accrued dividends	40,000,000	—	—		—	(40,000,000)		—
Net assets including preferred shares	136,357,317	621,078,161	143,563,457		764,641,618	(40,561,950)		860,436,985
Net asset value per common share	3.12	17.99			16.59			16.59

*	Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.

**	Reflects the proceeds received from the rights offering completed on January 28, 2008.

***	Reflects the estimated Reorganization expenses.

If the Reorganization of your Fund(s) had taken place on December 31, 2007:

								PRO FORMA
	ACTUAL				ADJUSTED			COMBINED
		Credit			Credit			Credit
	Income	Strategies	ADJUSTMENT FOR		Strategies	ADJUSTMENT FOR		Strategies
	Shares	Fund	RIGHTS OFFERING		Fund	REORGANIZATION		Fund
	(Unaudited)
Shares outstanding
Common shares	9,947,104	34,520,550	11,535,615	*	46,056,165	—		49,570,863
Preferred shares	1,200	—	—		—	(1,200)		—
Net assets
Common shares	58,300,946	621,078,161	143,563,457	**	764,641,618	(561,950	)***	822,380,614
Preferred shares and accrued dividends	30,000,000	—	—		—	(30,000,000)		—
Net assets including preferred shares	88,300,946	621,078,161	143,563,457		764,641,618	(30,561,950)		822,380,614
Net asset value per common share	5.86	17.99			16.59			16.59

*	Shares issued by Credit Strategies Fund pursuant to a rights offering completed on January 28, 2008.

**	Reflects the proceeds received from the rights offering completed on January 28, 2008.

***	Reflects the estimated Reorganization expenses.

MANAGEMENT OF THE FUNDS

TRUSTEES/DIRECTORS AND OFFICERS

The Directors of each Acquired Fund are the same individuals as the Trustees of the Acquiring Fund. Each Fund’s Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund’s operations. The Trustees/Directors and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees/Directors serves as a Trustee/Director for other closed-end investment companies for which the Adviser serves as investment adviser.

INVESTMENT ADVISER

Highland acts as each Fund’s investment adviser. Highland is located at Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of March 31, 2008, the Adviser managed approximately $38.3 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990.

Since each Fund employs leverage, the Adviser benefits because each Fund’s assets subject to an advisory fee increase with leverage. Furthermore, the Adviser also benefits to the extent that each Fund’s assets subject to an advisory fee are derived from the reinvested collateral received on portfolio securities loaned.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to each Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to each Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Adviser for other client accounts.

The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of each Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to each Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by each Fund and such other clients or may involve a rotation of opportunities among each Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to each Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among each Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to each Fund. Not all conflicts of interest can be expected to be resolved in favor of each Fund.

Under current SEC regulations, each Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Adviser in certain private placements in which the Adviser negotiates non-pricing terms.

High Income Portfolio

The Adviser has overall responsibility for the management of High Income Portfolio’s portfolio. High Income Portfolio and the Adviser have entered into an Advisory Agreement, dated as of January 21, 2000, that requires the Adviser to provide all investment advisory and portfolio management services for High Income Portfolio. It also requires the Adviser to assist in managing and supervising all aspects of the general day-to-day business activities and operations of High Income Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Adviser provides High Income Portfolio with the personnel necessary to administer High Income Portfolio. The agreement with the Adviser can be canceled by the Board of Directors and the Adviser upon not less than 30 nor more than 60 days’ written notice.

The Adviser bears its expenses of providing the services described above. High Income Portfolio pays all operating and other expenses of High Income Portfolio not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. High Income Portfolio also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

The Adviser earned $967,015, $961,707 and $953,801 in management fees for the fiscal years ended October 31, 2005, 2006 and 2007, respectively. Management fees paid by High Income Portfolio to the Adviser were calculated at 0.65% (on an annual basis) of High Income Portfolio’s average weekly net asset value defined as total assets of the Fund less accrued liabilities (excluding the principal amount of any bank any loan, notes and the liquidation preference of preferred shares and including accrued and unpaid dividends on the preferred shares), up to and including $175 million of net assets, 0.55% on the next $50 million of net assets and 0.50% of the excess of net assets over $225 million. A discussion regarding the basis for the approval of the investment advisory agreement by High Income Portfolio’s board is available in High Income Portfolio’s report to shareholders for the period ended April 30, 2007.

Income Shares

The Adviser has overall responsibility for the management of Income Shares. Income Shares and the Adviser have entered into an Investment Advisory Agreement, dated as of July 30, 2001, pursuant to which the Adviser is responsible for the selection and ongoing monitoring of Income Shares’ investment portfolio. The Adviser provides Income Shares with the personnel necessary to administer Income Shares. The agreement with the Adviser can be terminated on 60 days’ written notice.

The Adviser bears its expenses of providing the services described above. The Adviser currently receives from Income Shares a management fee calculated at an annual rate of 0.50% of the average weekly net assets of Income Shares. The definition of net assets includes the assets acquired through the Fund’s use of leverage. The Adviser earned $325,838, $470,503 and $473,658 in management fees for the fiscal years ended December 31, 2005, 2006 and 2007, respectively. A discussion regarding the basis for the approval of the investment advisory agreement by Income Shares’ board is available in Income Shares’ report to shareholders for the period ended June 30, 2007.

Income Shares pays all operating and other expenses of Income Shares not borne by the Adviser including, but not limited to, directors’ fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping Income Shares’ books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the SEC, costs of Income Shares’ Automatic Dividend Reinvestment Plan, and fees and expenses of Income Shares’ transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses, extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Reinvestment Plan) borne by Income Shares in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1.0% of average net assets over $30,000,000, the Adviser is obligated to reimburse Income Shares for any excess pursuant to the Investment Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by Income Shares to the Adviser. To the extent permitted under the 1940 Act, if, at the end of Income Shares’ fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to Income Shares.

Credit Strategies Fund

The Adviser provides the following services to Credit Strategies Fund: (i) furnishes an investment program for Credit Strategies Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by Credit Strategies Fund and the portion, if any, of the assets of Credit Strategies Fund to be held uninvested; (iii) makes changes in the investments of Credit Strategies Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of Credit Strategies Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to Credit Strategies Fund with respect to its duties and obligations set forth in the investment advisory agreement.

In return for its advisory services, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of Credit Strategies Fund’s Managed Assets (the “Advisory Fee”). The Adviser earned $3,879,925 and $9,368,976 in management fees for the fiscal periods ended December 31, 2006 and 2007, respectively. (The Fund commenced investment operations on June 29, 2006). “Managed Assets” means the total assets of Credit Strategies Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with Credit Strategies Fund’s investment objectives and policies, and/or (iv) any other means. The accrued fees will be payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Adviser may waive a portion of its fees. A discussion regarding the basis for the approval of the investment advisory agreement by Credit Strategies Fund’s board is available in Credit Strategies Fund’s report to shareholders for the period ending June 30, 2006.

In addition to the advisory fee of Highland, Credit Strategies Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Adviser or others for registration and maintenance of Credit Strategies Fund’s registrations with the SEC and other jurisdictions and taxes, if any.

ADMINISTRATOR/SUB-ADMINISTRATOR/ACCOUNTING SERVICES AGENT

Under an administration agreement dated June 29, 2006, Highland provides administration services to Credit Strategies Fund, provides executive and other personnel necessary to administer Credit Strategies Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of Credit Strategies Fund’s Managed Assets. Highland earned for administration services $775,985 and $1,873,796 in fees for the fiscal periods ended December 31, 2006 and 2007, respectively. The accrued fees are payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated June 29, 2006, Highland has delegated certain administrative functions to PFPC Inc., at an annual rate, payable by Highland, of 0.01% of the average weekly value of Credit Strategies Fund’s Managed Assets.

Each Acquired Fund is a party to an administration and accounting services agreement with PFPC Inc. dated April 10, 2006 pursuant to which PFPC Inc. provides administrative and accounting services to each Acquired Fund. PFPC Inc. will receive an annual fee, payable monthly, in an amount equal to 0.026%, subject to a minimum fee, of the average weekly value of each Acquired Fund’s Managed Assets plus certain other fees. For the fiscal periods ended December 31, 2006 and 2007, Income Shares paid $44,334 and $69,562, respectively, to PFPC Inc. in fees for such services. For the fiscal periods ended October 31, 2006 and 2007, High Income Portfolio paid $41,130 and $65,876, respectively, to PFPC Inc. in fees for such services.

PORTFOLIO MANAGEMENT

Each Acquired Fund is managed by Brad Borud and R. Joseph Dougherty. Mark Okada, Kurtis Plumer and Brad Borud manage the Acquiring Fund. The investment decisions are not subject to the oversight, approval or ratification of a committee.

Mark Okada, CFA.  Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland’s investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.

Kurtis Plumer, CFA.  Mr. Plumer is a Senior Portfolio Manager and head of the Multi-Strategies group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 15 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank’s clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.

Brad Borud.  Mr. Borud is a Partner, Senior Trader and Chief Investment Officer — Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to

1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.

R. Joseph Dougherty.  Mr. Dougherty is a Partner and Senior Portfolio Manager at Highland and heads its Retail Products business unit. He serves as Portfolio Manager, Senior Vice President, Trustee and/or Director of Highland’s NYSE-listed funds and 1940 Act registered funds. He also serves as Portfolio Manager for Highland’s sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail funds. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Credit Strategies Fund.

PORTFOLIO TRANSACTIONS WITH AFFILIATES

In placing portfolio transactions for the Funds, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Funds nor the Adviser has adopted a formula for allocation of the Funds’ investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Funds than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Boards from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

OTHER SERVICE PROVIDERS

The custodian of the assets of the Funds is PFPC Trust Company (8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone (877) 665-1287). The custodian will perform custodial, fund accounting and portfolio accounting services. PFPC Inc. (301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287) serves as the transfer agent for the Funds with respect to their common shares.

VOTING INFORMATION AND REQUIRED VOTE

Each Acquired Fund common and preferred share is entitled to one vote.

Approval of Proposal 1(A) and 1(B).  With respect to the applicable Acquired Fund, approval of the proposal requires the vote of: (1) the holders of at least a majority of the common and preferred shares entitled to vote, voting as a single class; and (2) the holders of at least a majority of the preferred shares entitled to vote, voting as a separate class.

Approval of Proposal 2(A) (High Income Portfolio).  The election of Mr. Kavanaugh (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the common shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote. The election of Mr. Hui (Class II Director of High Income Portfolio) requires the affirmative vote of a majority of the preferred shares of High Income Portfolio, represented in person or by proxy at the Meeting and entitled to vote.

Approval of Proposal 2(B) (Income Shares).  The election of Mr. Dougherty (Class I Director of Income Shares) requires the affirmative vote of a majority of the outstanding common shares and preferred shares of Income Shares, voting together as a single class.

If the accompanying form of proxy card is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxy cards that are unmarked will be voted FOR the applicable proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof. The Boards of the Acquired Funds do not know of any matter to be considered at the Meeting other than the proposals referred to in this Proxy Statement/Prospectus. Voting on a proposal does not limit the transferability of common shares and common shareholders can sell their shares at any time before the Meeting or before a Reorganization.

The presence in person or by proxy of shareholders of an Acquired Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for that Fund’s Meeting. If a Quorum is not present at the Meeting, or if a Quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy.

For Proposal 1, shares represented by properly executed proxies which are either votes to abstain or broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a Quorum and has the same effect as a vote “against” Proposal 1.

For Proposal 2, shares represented by properly executed proxies which are either votes to withhold or broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a Quorum and has the same effect as a vote “against” Proposal 2.

The following table summarizes how the quorum and voting requirements for each Proposal are determined:

Shares	Quorum	Voting for Proposal 1	Voting for Proposal 2

In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at Meeting.	Voted “for” Proposal 1.	Voted “for” Proposal 2.
Broker Non-Vote*	Considered “present” at Meeting.	Not voted. Same effect as a vote “against” Proposal 1.	Not voted. Same effect as a vote “against” Proposal 2.
Vote to Abstain or Withhold	Considered “present” at Meeting.	Not voted. Same effect as a vote “against” Proposal 1.	Not voted. Same effect as a vote “against” Proposal 2.
Proportionately Voted Preferred Shares with No Voting Instruction	Considered “present” at Meeting.	Voted in proportion to preferred shares for which the broker received instructions.	Voted in proportion to preferred shares for which the broker received instructions.

*	Broker Non-Votes shall not include preferred shares which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

An unfavorable vote on a proposed Reorganization by the shareholders of one Acquired Fund will not affect the consummation of a Reorganization by the other Acquired Fund, if such Reorganization is approved by the shareholders of such other Acquired Fund. If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business and the respective Board will consider what further action may be appropriate.

Income Shares’ common and preferred shareholders and High Income Portfolio’s common shareholders who object to the proposed Reorganization(s) are not entitled under Maryland law or the relevant Charter to demand payment for, or an appraisal of, their shares. Under Maryland law, High Income Portfolio’s preferred shareholders who object to its proposed Reorganization are entitled to demand payment for, or an appraisal of, their shares. However, before the final stockholder vote thereon, the High Income Portfolio will commence, and irrevocably commit to complete as expeditiously as possible, the process for redeeming its preferred stock. This redemption, which will be completed before a Reorganization, will extinguish any appraisal rights.

However, shareholders should be aware that the Reorganizations as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes (except to the extent such shareholders are paid cash in lieu of fractional Acquiring Fund Common Shares in the Reorganization) and that shares of each Fund may be sold at any time prior to the consummation of the proposed Reorganizations.

Certain Voting Information Regarding Preferred Shares.  Pursuant to the rules of the NYSE, preferred shares of each Fund held in “street name” may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) at least 30% of a Fund’s preferred shares outstanding have voted on the proposal, and (ii) less than 10% of a Fund’s preferred shares outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed Fund’s preferred shares on the proposal in the same proportion as the votes cast by all Fund preferred shareholders who voted on such proposal. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of such Fund exists.

INFORMATION CONCERNING THE MEETING

EXPENSES AND METHODS OF SOLICITATION

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees/Directors, officers and employees of each Fund; by personnel of the Adviser and its transfer agent, PFPC Inc.; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs associated with the Reorganizations, including the proxy solicitation expenses, will be borne by each of the Acquired Funds and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganizations’ closing, provided that if they close at different times, that determination will be made as of the date that the first Reorganization closes. The costs associated with the election or directors will be borne by each of the Acquired Funds.

The Altman Group has been retained to assist in the solicitation of proxies at an estimated cost of approximately $30,000 for Income Shares and $20,000 for High Income Portfolio plus reasonable expenses.

REVOKING PROXIES

A shareholder may revoke his or her proxy by appearing at the Meeting and voting in person, or by giving written notice of such revocation to the Acquired Fund Secretary or by returning a later-dated proxy before the Meeting.

OUTSTANDING SHARES

As of April 14, 2008 (the “record date”), the number of shares of beneficial interest of each Acquired Fund outstanding was as follows:

Shares
Fund	Outstanding

High Income Portfolio
Common Shares	30,874,699
Preferred Shares, Series W	1,600
Income Shares
Common Shares	9,947,104
Preferred Shares, Series T	1,200

OTHER BUSINESS

Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDERS’ PROPOSALS AND COMMUNICATIONS

Any proposals of shareholders that are intended for inclusion in an Acquired Fund’s proxy statement and form of proxy for the Acquired Fund’s 2009 annual meeting of shareholders must be received at the Acquired Fund’s principal executive office no later than December 24, 2008 and must comply with all other legal requirements. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is March 9, 2009.

Shareholders of the Acquired Funds who wish to communicate with Directors should send communications to the attention of the Secretary of the Acquired Funds, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

PROXY STATEMENT/PROSPECTUS DELIVERY

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement/Prospectus together with one proxy card for each account. If you received more than one copy of this Proxy Statement/Prospectus, you may elect to household in the future; if you received a single copy of this Proxy Statement/Prospectus, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement/Prospectus by writing to each Fund at the following address: 13455 Noel Road, Suite 800, Dallas, Texas 75240, or by calling each Fund at the following number: (877) 665-1287.

OWNERSHIP OF SHARES OF THE FUNDS

Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Trustee/Director in each Fund and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares or preferred shares of each Fund.

EXPERTS

The independent registered public accounting firm for each Acquired Fund is Deloitte & Touche LLP, JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, TX 75201-6778. The independent registered public accounting firm for the Acquiring Fund is PricewaterhouseCoopers LLP, 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The financial highlights and financial statements, including the reports of the respective independent registered public accounting firm, of (i) High Income Portfolio, for the period ended October 31, 2007, (ii) Income Shares, for the period ended December 31, 2007, and (iii) Credit Strategies Fund, for the period ended December 31, 2007, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements for each Fund’s fiscal year ended 2007 and financial highlights have been independently audited by the independent registered public accounting firm for each Fund, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C., and at the Central Regional Office (1801 California Street, Suite 4800, Denver, CO 80202). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

In addition, reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Funds. Accordingly, shareholders should not rely on the representations and warranties in the Form of Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of Agreement and Plan of Reorganization, the Funds will take such steps as may be required by applicable law.

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of          , 2008, between [PROSPECT STREET HIGH INCOME PORTFOLIO INC.] [PROSPECT STREET INCOME SHARES INC.][1], a Maryland corporation (“Acquired Fund”), and HIGHLAND CREDIT STRATEGIES FUND, a Delaware statutory trust (“Acquiring Fund”) (each, a “Fund”).

The Funds wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).2 The reorganization will consist of (1) the transfer of Acquired Fund’s assets to Acquiring Fund in exchange solely for the issuance to Acquired Fund of shares of beneficial interest in Acquiring Fund (and, if necessary or desirable, Acquiring Fund’s delivery to Acquired Fund of cash in lieu of fractional shares) and Acquiring Fund’s assumption of Acquired Fund’s liabilities, (2) the distribution of such shares (and cash, if applicable) to Acquired Fund’s stockholders in liquidation thereof, and (3) Acquired Fund’s dissolution, all on the terms and conditions set forth in this Agreement (collectively, “Reorganization”).

Each of Acquired Fund’s Board of Directors and Acquiring Fund’s Board of Trustees (each, a “Board”), including a majority of the members thereof who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) thereof, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and (2) has determined that participation in those transactions is in the best interests of its Fund and that the interests of the existing stockholders/shareholders thereof will not be diluted as a result thereof.

Acquired Fund is authorized to issue [101,000,000] [16,000,000] shares of capital stock, of which (1) [100,000,000] [15,000,000] shares are classified as common stock, par value $0.03 per share (“Acquired Fund Common Stock”) and (2) 1,000,000 shares are classified as Auction Rate Cumulative Preferred Shares, par value [$0.001] [$0.01] per share, with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (“Acquired Fund Preferred Stock”). Acquired Fund intends to redeem the Acquired Fund Preferred Stock before the Effective Time (as defined in paragraph 3.1). Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share (“Acquiring Fund Shares”). All outstanding shares of each Fund are fully paid, non-assessable, and have full voting rights.

1 [In this “Form” of Agreement, wherever text is surrounded by consecutive pairs of brackets, the text in the first pair of brackets is included in the Agreement involving Prospect Street High Income Portfolio Inc. and the text in the second pair of brackets is included in the Agreement involving Prospect Street Income Shares Inc.]
2 On or about the date hereof, Acquiring Fund also is entering into an Agreement and Plan of Reorganization with [Prospect Street Income Shares Inc.] [Prospect Street High Income Portfolio Inc.], a Maryland corporation (“Other Acquired Fund”), containing substantially the same terms as herein, regarding the reorganization of those entities (“Other Reorganization”). The consummation of the Reorganization is not contingent on the consummation of the Other Reorganization.

Based on its review of the Funds’ respective investment portfolios, each Fund has determined that those portfolios generally are compatible and, as a result, believes that all or substantially all of the Assets (as defined in paragraph 1.1) can be transferred to and held by Acquiring Fund pursuant to the Reorganization.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION

1.1. Subject to the requisite approval of Acquired Fund’s stockholders and the terms and conditions hereof, Acquired Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Acquired Fund the number of Acquiring Fund Shares determined by dividing Acquired Fund’s net value (computed as set forth in paragraph 2.1) by the net asset value (“NAV”) of an Acquiring Fund Share (computed as set forth in paragraph 2.2) (and, if necessary or desirable, deliver to Acquired Fund cash in lieu of fractional Acquiring Fund Shares); and

(b) assume all of Acquired Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register stock under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Acquired Fund’s books — Acquired Fund owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement, excluding Reorganization Expenses (as defined in paragraph 4.3.9) borne by Acquiring Fund and/or the Other Acquired Fund pursuant to paragraph 7.2. Notwithstanding the foregoing, Acquired Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), Acquired Fund shall distribute the Acquiring Fund Shares (and, if applicable, the cash) it receives pursuant to paragraph 1.1(a) to the holders of record at the Effective Time of Acquired Fund Common Stock (each, a “Stockholder”), in exchange for their Acquired Fund Common Stock, and shall completely liquidate. The distribution of such shares shall be accomplished by Acquiring Fund’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist) and crediting each Stockholder’s newly opened or pre-existing account with the respective pro rata number of Acquiring Fund Shares due such Stockholder. All outstanding Acquired Fund Common Stock, including any represented by certificates, shall simultaneously be canceled on Acquired Fund’s stockholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5. If it is necessary or desirable to distribute cash in lieu of fractional Acquiring Fund Shares, then fractional Acquiring Fund Shares that the Stockholders (except the agent for Acquired Fund’s dividend reinvestment plan) would otherwise be entitled to receive pursuant to paragraph 1.4 shall not be distributed to them. In that event, each such Stockholder instead shall receive an amount of cash equal to the fraction of an Acquiring Fund Share it otherwise would have received multiplied by the NAV per Acquiring Fund Share at the Valuation Time.

1.6. Acquired Fund shall declare and, immediately before the Valuation Time, shall pay (a) to the holders of the Acquired Fund Common Stock one or more dividends and/or other distributions in an amount large enough so that, together with the dividends described in (b) below, it will have distributed substantially all (and in any event not less than 98%) of its (i) “investment company taxable income” (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (ii) “net capital gain” (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time and (b) to the holders of the Acquired Fund Preferred Stock, if any is then outstanding, all accumulated unpaid dividends.

1.7. As soon as reasonably practicable after the distribution of the Acquiring Fund Shares (and, if applicable, cash) pursuant to paragraph 1.4, (a) Acquired Fund shall be dissolved and any further actions shall be taken in connection therewith as required by applicable law and (b) the Acquired Fund Common Stock shall be delisted from the New York Stock Exchange (“NYSE”) and Acquired Fund’s registration under the 1940 Act shall be terminated.

1.8. Any reporting responsibility of Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is dissolved.

1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Acquired Fund’s stockholder records of the Acquired Fund Common Stock actually or constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

1.10. After Acquired Fund’s stockholders approve this Agreement, Acquired Fund shall file articles of transfer complying with section 3-109 of the Maryland General Corporation Law (Titles 1-3 of the Corporations and Associations Article of the Maryland Code) (“Articles of Transfer”) with the Department of Assessments and Taxation of the State of Maryland (“Department”).

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Acquired Fund’s net value shall be (a) the value of the Assets computed at the close of regular trading on the NYSE on the date of the Closing (“Valuation Time”), using the valuation procedures adopted by its Board.

2.2. For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using the valuation procedures adopted by Acquiring Fund’s Board.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Highland Capital Management, L.P. (“Adviser”).

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Funds agree otherwise, (a) the Reorganization, together with related acts necessary to consummate it (“Closing”), shall occur at Acquiring Fund’s offices on the later of (i) the date the Articles of Transfer are accepted for record by the Department or (ii) a later date specified in the Articles of Transfer not more than 30 days after they are so accepted (which later date must be a day on which the NYSE is open for regular trading (“Business Day”)), and (b) all acts taking place at the Closing shall be deemed to take place simultaneously at the close of business (4:00 p.m., Eastern Time) on that date (“Effective Time”). If, immediately before the Valuation Time, (i) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of Acquired Fund’s net value and/or the NAV on an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first day on which the NYSE is open for regular trading after the day when such trading has been fully resumed and such reporting has been restored.

3.2. Acquired Fund shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Acquired Fund to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to such information on Acquired Fund’s books immediately before the Closing. Acquired Fund shall direct its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the

Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Acquired Fund shall deliver to Acquiring Fund at the Closing a list of the Stockholders’ names and addresses, and the number of full and fractional (rounded to the third decimal place) outstanding shares of Acquired Fund Common Stock each Stockholder owns, at the Effective Time, certified by Acquired Fund’s Secretary or Assistant Secretary. Acquiring Fund shall direct its transfer agent to deliver at the Closing a certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Stockholders (except Stockholders in whose names accounts thereon already exist). Acquiring Fund shall issue and deliver to Acquired Fund a confirmation, or other evidence satisfactory to Acquired Fund, that the Acquiring Fund Shares to be credited to Acquired Fund at the Effective Time have been credited to its account on such records. At the Closing, each Fund shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Fund or its counsel reasonably requests.

3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the date of the Closing, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Acquired Fund represents and warrants to Acquiring Fund as follows:

4.1.1. Acquired Fund (a) is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Articles of Incorporation (“Charter”) are on file with the Department;

4.1.2. Acquired Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

4.1.3. At the Effective Time, Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms), and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”), except as previously disclosed in writing to and accepted by Acquiring Fund;

4.1.4. Acquired Fund is not currently engaged in, and Acquired Fund’s execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a material violation of any provision of Maryland law, the Charter or Acquired Fund’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Acquired Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquired Fund is a party or by which it is bound;

4.1.5. All material contracts and other commitments of or applicable to Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or provision for discharge of any liabilities of Acquired Fund thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Acquired Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.6. Except as previously disclosed in writing to and accepted by Acquiring Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquired Fund’s knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquired Fund’s financial condition or the conduct of its business, and (b) Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquired Fund’s business or its ability to consummate the transactions contemplated hereby;

4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquired Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

4.1.8. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act (collectively, “Federal Securities Laws”) or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquired Fund’s execution or performance of this Agreement, except for (a) Acquiring Fund’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a prospectus and proxy statement (“Prospectus/Statement”), and (b) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

4.1.9. On the effective date of the Registration Statement, at the time of the Stockholders Meeting (as defined in paragraph 6.1), and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

4.1.10. Acquired Fund incurred the Liabilities in the ordinary course of its business; and there are no Liabilities other than those disclosed or provided for in Acquired Fund’s financial statements referred to in paragraph 4.1.18 and Liabilities incurred by Acquired Fund in the ordinary course of its business subsequent to [October 31, 2007] [December 31, 2007], none of which has been materially adverse to the business, assets, or results of Acquired Fund’s operations;

4.1.11. For each taxable year of its operation (including the taxable year ending at the Effective Time), Acquired Fund has met (or for its current taxable year will meet) the requirements of Subchapter M of Chapter 1 of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; from the time Acquired Fund’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Acquired Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.12; from the time it commenced operations through the Effective Time, Acquired Fund has conducted and will conduct its “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; from the Approval Time through the Effective Time, Acquired Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquiring Fund;

4.1.12. Acquired Fund is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization;

4.1.13. At the Effective Time, at least 33 1/3% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions, and Acquired Fund did not alter and will not alter its portfolio in connection with the Reorganization to meet such 33 1/3% threshold;

4.1.14. To the best of Acquired Fund’s management’s knowledge, at the record date for Acquired Fund’s stockholders entitled to vote on approval of this Agreement, there was no plan or intention by its stockholders to sell, exchange, or otherwise dispose of a number of shares of Acquired Fund Common Stock (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Acquired Fund Common Stock (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of shares of Acquired Fund Common Stock at such date;

4.1.15. Acquired Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code);

4.1.16. During the five-year period ending at the Effective Time, (a) neither Acquired Fund nor any person “related” (as defined in section 1.368-1(e)(4) of the Regulations) (“Related”) to it will have acquired Acquired Fund Common Stock, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Acquired Fund Common Stock and (b) no distributions will have been made with respect to Acquired Fund Common Stock, other than normal, regular dividend distributions made pursuant to Acquired Fund’s historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

4.1.17. By the Effective Time, Acquired Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquired Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquired Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of, and withholding in respect of, distributions on and repurchases, if any, of its stock and is not liable for any material penalties that could be imposed thereunder;

4.1.18. The Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) of Acquired Fund at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended [October 31, 2007] [December 31, 2007], have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”), and copies thereof have been delivered to Acquiring Fund; to Acquired Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such audited Statements present fairly, in all material respects, Acquired Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

4.1.19. Since [October 31, 2007] [December 31, 2007], there has not been any material adverse change in Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquiring Fund; for purposes of this representation, a decline in NAV or price per share of Acquired Fund Common Stock due to declines in market values of securities Acquired Fund holds or the discharge of Acquired Fund’s liabilities shall not constitute a material adverse change;

4.1.20. All issued and outstanding Acquired Fund Common Stock is, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquired Fund and has been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Acquired Fund Common Stock will, at the Effective Time, be held by the persons and in the amounts set forth on Acquired Fund’s stockholder records, as provided in paragraph 3.3; and Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Common Stock, nor are there outstanding any securities convertible into any Acquired Fund Common Stock;

4.1.21. Not more than 25% of the value of Acquired Fund’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

4.1.22. No registration of any Asset under the 1933 Act or any state securities or blue sky laws would be required if it was, at the Effective Time, the subject of a public distribution by either Fund, except as previously disclosed in writing to and accepted by Acquiring Fund; and

4.1.23. Its Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

4.2. Acquiring Fund represents and warrants to Acquired Fund as follows:

4.2.1. Acquiring Fund (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and (b) has the power to own all its properties and assets and to carry on its business as described in documents filed with the Commission; and its Certificate of Trust has been filed with the office of the Secretary of State of Delaware;

4.2.2. Acquiring Fund is duly registered as a closed-end management investment company under the 1940 Act, such registration is in full force and effect, and no proceeding has been instituted to suspend such registration;

4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities and, if necessary or desirable, cash in lieu of fractional Acquiring Fund Shares) will be issued in exchange for the Assets in the Reorganization;

4.2.4. The Acquiring Fund Shares to be issued and delivered hereunder will, at the Effective Time, have been duly authorized by Acquiring Fund and, when issued and delivered as provided herein (including the receipt of consideration in exchange therefor exceeding their par value), will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Acquiring Fund;

4.2.5. Acquiring Fund’s Agreement and Declaration of Trust (“Declaration”) permits it to vary its shareholders’ investment. Acquiring Fund does not have a fixed pool of assets — it is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for it;

4.2.6. Acquiring Fund is not currently engaged in, and Acquiring Fund’s execution, delivery, and performance of this Agreement will not result in, (1) a material violation of any provision of Delaware law, the Declaration or Acquiring Fund’s By-Laws, or any Undertaking to which Acquiring Fund is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

4.2.7. Except as previously disclosed in writing to and accepted by Acquired Fund, (a) no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Acquiring Fund’s knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business, and (b) Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects Acquiring Fund’s business or its ability to consummate the transactions contemplated hereby;

4.2.8. The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Acquiring Fund’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.9. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws, and no authorizations, consents, or orders of any court are required, for Acquiring Fund’s execution or performance of this Agreement, except for (a) the filing with the Commission of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.2.10. On the effective date of the Registration Statement, at the time of the Stockholders Meeting, and at the Effective Time, the Prospectus/Statement will (a) comply in all material respects with the applicable provisions of the Federal Securities Laws and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus/Statement made in reliance on and in conformity with information furnished by Acquired Fund for use therein;

4.2.11. For each taxable year of Acquiring Fund’s operation (including the taxable year in which the Effective Time occurs), Acquiring Fund has met (or for its current taxable year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for such year will be) eligible to and has computed (or for such year will compute) its federal income tax under section 852 of the Code; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material tax pursuant to sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by Acquired Fund;

4.2.12. Following the Reorganization, Acquiring Fund (a) will continue Acquired Fund’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Acquired Fund’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of such business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

4.2.13. Acquiring Fund is in the same line of business as Acquired Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into such line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no intention to change, such line of business; and at the Effective Time, (1) at least 33?% of Acquired Fund’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions and (2) Acquiring Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks, or restrictions after the Reorganization;

4.2.14. There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory trust or a corporation or business trust or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

4.2.15. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person Related to it will have acquired Acquired Fund Common Stock with consideration other than Acquiring Fund Shares;

4.2.16. By the Effective Time, Acquiring Fund shall have duly and timely filed all federal, state, local, and foreign tax returns required by law to have been filed by such date (giving effect to properly and timely filed extensions of time to file); Acquiring Fund has timely paid all taxes payable pursuant to such filed returns except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of distributions on and repurchases, if any, of its shares and to withholding in respect of distributions to shareholders and is not liable for any material penalties that could be imposed thereunder;

4.2.17. Acquiring Fund’s Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2007, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with GAAP, and copies thereof have been delivered to Acquired Fund; to Acquiring Fund’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP consistently applied at such date that are not disclosed therein; and such audited Statements present fairly, in all material respects, Acquiring Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the period then ended;

4.2.18. Since December 31, 2007, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as previously disclosed in writing to and accepted by Acquired Fund; for purposes of this representation, a decline in NAV or price per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds or the discharge of Acquiring Fund’s liabilities shall not constitute a material adverse change;

4.2.19. Assuming the truthfulness and correctness of Acquired Fund’s representation and warranty in paragraph 4.1.21, immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

4.2.20. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Acquired Fund Common Stock;

4.2.21. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except to the agent for its dividend reinvestment plan and in connection with the Other Reorganization; nor does Acquiring Fund, or any person Related to it, have any plan or intention to acquire — during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person — with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Stockholders pursuant to the Reorganization; and

4.2.22. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Acquiring Fund and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares.

4.3. Each Fund represents and warrants to the other Fund as follows:

4.3.1. The fair market value of the Acquiring Fund Shares each Stockholder receives (together with cash in lieu of fractional Acquiring Fund Shares, if any) will be approximately equal to the fair market value of its Acquired Fund Common Stock it actually or constructively surrenders in exchange therefor;

4.3.2. Its management (a) is unaware of any plan or intention of Stockholders to sell, or otherwise dispose of (1) any portion of their Acquired Fund Common Stock before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of such Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of Acquired Fund Common Stock, and (c) expects that the percentage of stockholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis;

4.3.3. The Stockholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

4.3.6. Pursuant to the Reorganization, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the Reorganization; for the purposes of this representation, any amounts Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) regular, normal dividend distributions (i) made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) on the Acquired Fund Preferred Stock and (b) redemptions of the Acquired Fund Preferred Stock) will be included as assets it held immediately before the Reorganization;

4.3.7. None of the compensation received by any Stockholder who or that is an employee of or service provider to Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Common Stock such Stockholder held; none of the Acquiring Fund Shares any such Stockholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.8. Immediately after the Reorganization, the Stockholders will not own shares constituting “control” (as defined in section 304(c) of the Code) of Acquiring Fund;

4.3.9. No expenses incurred by Acquired Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, or any third party unless such expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Acquired Fund or any of its stockholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof; and

4.3.10. The aggregate value of the acquisitions and distributions limited by paragraphs 4.1.16, 4.2.15, and 4.2.21 will not exceed 50% of the value (without giving effect to such acquisitions and distributions) of the proprietary interest in Acquired Fund at the Effective Time.

5.	COVENANTS

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing.

5.2. Acquired Fund covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

5.3. Acquired Fund covenants that it will assist Acquiring Fund in obtaining information Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Common Stock.

5.4. Acquired Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) regarding Acquired Fund will be turned over to Acquiring Fund at the Closing.

5.5. Each Fund covenants to cooperate in preparing the Prospectus/Statement in compliance with applicable federal securities laws.

5.6. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund title to and possession of all the Assets and (b) Acquired Fund title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

5.8. Acquiring Fund shall cause the Acquiring Fund Shares to be issued hereunder to be listed on the NYSE at the Effective Time.

5.9. Once Acquired Fund files the notice and commences the redemption process described in paragraph 6.5, it covenants to complete such process as expeditiously as possible.

5.10. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards, and Acquired Fund shall have called a meeting of its stockholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Stockholders Meeting”).

6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Fund’s best knowledge, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Fund deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties, provided that either Fund may for itself waive any of such conditions.

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Fund’s knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.4. The Funds shall have received an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP (“Tax Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on (a) the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and, if Tax Counsel requests, in separate letters addressed to Tax Counsel and (b) the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement (without taking into account any amendment thereof to which Tax Counsel has not agreed), for federal income tax purposes:

6.4.1. Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares (and, if necessary or desirable, cash in lieu of fractional Acquiring Fund Shares) and its assumption of the Liabilities, followed by Acquired Fund’s distribution of such shares pro rata to the Stockholders (and of any such cash to the Stockholders entitled thereto) actually or constructively in exchange for their Acquired Fund Common Stock, in complete liquidation of Acquired Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(C) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

6.4.2. Acquired Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares (and, if applicable, cash) and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of such shares (and cash) to the Stockholders in exchange for their Acquired Fund Common Stock;

6.4.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares (and, if applicable, cash) and its assumption of the Liabilities;

6.4.4. Acquiring Fund’s basis in each Asset will be the same as Acquired Fund’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Acquired Fund’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5. A Stockholder will recognize no gain or loss on the exchange of all its Acquired Fund Common Stock solely for Acquiring Fund Shares pursuant to the Reorganization, except to the extent the Stockholder receives cash in lieu of a fractional Acquiring Fund Share in the Reorganization; and

6.4.6. A Stockholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Common Stock it actually or constructively surrenders in exchange for such Acquiring Fund Shares less the basis in any fractional share for which the Stockholder receives cash in the Reorganization; and its holding period for such Acquiring Fund Shares will include, in each instance, its holding period for such Acquired Fund Common Stock, provided the Stockholder holds such stock as a capital asset at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

6.5. Before the Stockholders Meeting at which the final vote on this Agreement is taken, Acquired Fund shall irrevocably commence the process for redeeming the Acquired Fund Preferred Stock in accordance with its Articles Supplementary on file with the Department.

6.6. At any time before the Closing, either Fund may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4, and 6.5) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s stockholders’ interests.

7.	BROKERS AND EXPENSES

7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. All Reorganization Expenses, including fees and expenses related to printing, mailing, solicitation of proxies, and tabulation of votes, accounting, legal, and custodial fees and expenses, and fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto, shall be borne by the Funds and the Other Acquired Fund in proportion to their respective net assets determined at the Valuation Time, provided that if the Closings of the Reorganization and the Other Reorganization occur at different times, that determination will be made at the Valuation Time on the date of the first Closing. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in such Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; SURVIVAL

Neither Fund has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith (except the covenant set forth in paragraph 5.9) shall not survive the Closing.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Effective Time:

9.1. By either Fund (a) in the event of the other Fund’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2008, or such other date as to which the Funds may agree; or

9.2. By the Funds’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, neither Fund (nor its directors/trustees, officers, or stockholders/shareholders) shall have any liability to the other Fund.

10.	AMENDMENT

This Agreement may be amended, modified, or supplemented at any time in any manner mutually agreed on in writing by the Funds, notwithstanding Acquired Fund’s stockholders’ approval thereof; provided that, following such approval no such amendment, modification, or supplement shall have a material adverse effect on the Stockholders’ interests.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other Fund. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5 Notice is hereby given that this instrument is adopted on behalf of Acquiring Fund’s trustees solely in their capacities as trustees, and not individually, and that Acquiring Fund’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property. Acquired Fund, in asserting any rights or claims under this Agreement, shall look only to Acquiring Fund’s property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

[NAME OF ACQUIRED FUND]

By:

Name:

Title:

HIGHLAND CREDIT STRATEGIES FUND

By:

Name:

Title:

APPENDIX B

DESCRIPTION OF INVESTMENT TYPES

Illiquid Securities	Certain of a Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Senior Loans	Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Many loans in which the Fund may invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by a Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” A description of the ratings of corporate bonds by Moody’s and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that a Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that a Fund’s senior loans will achieve any specific loss recovery rates.

No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in a Fund’s NAV.

Use of Agents. Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of a Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in NAV.

Form of Investment. A Fund’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When a Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When a Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. A Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Adviser to be creditworthy.

Original Lender. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

Assignments. When a Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

Participations. A Fund may also invest in participations in senior loans. The rights of a Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by a Fund in a lender’s portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, a Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, a Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. A Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against a Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of the Trust’s investment objectives and policies.

Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. A Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. A Fund also is subject to market, liquidity, interest rate and other risks.

Second Lien Loans	Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, a Fund may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other Secured Loans	Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, a Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans	Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, a Fund may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Investment Grade Securities	A Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Non-Investment Grade Securities	A Fund may invest in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a Fund’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Highland’s credit analysis than would be the case when the Fund invests in rated securities.

Asset-Backed Securities	Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Collateralized Loan Obligations and Bond Obligations	A Fund may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

A Fund may also invest in collateralized bond obligations (“CBOs”), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Distressed Debt	A Fund may invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. A Fund may invest in securities of a company for purposes of gaining control.

Stressed Debt	A Fund may invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

Common Stocks	Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, a Fund generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation. A Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. A Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan.

Preferred Securities	Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Convertible Securities	A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Money Market Instruments	Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. Government Securities	U.S. government securities may include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

Other Investment Companies	A Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, a Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that a Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by a Fund.

Exchange Traded Funds	Subject to the limitations on investment in other investment companies, a Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Zero Coupon Securities	Zero coupon securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds.

Deferred Payment Obligations	Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Derivative Transactions	A Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. A Fund also may purchase derivative instruments that combine features of these instruments. A Fund may use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of a Fund to deliver or receive a specified currency. Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Senior Loan Based Derivatives	A Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, a Fund may invest in a derivative instrument known as the Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of senior loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are senior loans. While investing in SAMIs will increase the universe of floating rate debt securities to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. A Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

Credit Default Swaps	To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), a Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors And Special Considerations — Leverage Risk” since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Swaps	Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. A Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps	Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total Return Swaps	Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Currency Swaps	Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit-Linked Notes	A credit-linked note (“CLNs”) is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Options	An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

Futures Contracts and Options on Futures Contracts	The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

A Fund’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC.

Forward Foreign Currency Contracts	A Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Short Sales	A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

A Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes a Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Capital Structure Arbitrage	Capital structure arbitrage typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy seeks to profit from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Pair Trades	Pair trades involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the performance of one security relative to another.

Repurchase Agreements	Repurchase agreements are loans or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction. A Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions.

Reverse Repurchase Agreements	A reverse repurchase agreement is an instrument under which a Fund sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by a Fund and as such would be subject to any restrictions on borrowing.

Reverse repurchase agreements are also generally subject to earmarking and coverage requirements, with the result that, the Fund will designate on its books and records on an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

Pay-in-kind Bonds	Pay-in-kind, or “PIK” bonds, are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued, Delayed-Delivery and Forward Commitment Purchases	A Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of a Fund. There is always a risk that the securities may not be delivered and that a Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by a Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities Loans	A Fund may lend assets to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will lend portfolio securities only to firms that have been approved in advance by the Board, which will monitor the creditworthiness of any such firms.

Foreign Securities	A Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. A Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of Credit Strategies Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, A Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Inverse Floaters	A Fund may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values.

Temporary Defensive Position	During periods in which Highland determines that it is temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of a Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

APPENDIX C

OWNERSHIP OF SHARES OF THE FUNDS

Set forth in the table below is the dollar range of shares beneficially owned by each Director/Trustee in each Fund.

							Aggregate Dollar
							Range of Equity
							Securities in All
							Registered
							Investment
							Companies
							Overseen by
							Board Member in
	Dollar Range of		Dollar Range of		Dollar Range of		Highland Family
	Shares of High		Shares of Income		Shares of Credit		of Investment
Name of Board Member	Income Portfolio*		Shares*		Strategies Fund*		Companies**

INTERESTED DIRECTOR
R. Joseph Dougherty	over $	100,000	over $	100,000	$1 - $10,000	over $	100,000
NON-INTERESTED DIRECTORS
Timothy K. Hui		$1 - $10,000		$1 - $10,000	$0		$1 - $10,000
Scott F. Kavanaugh		$50,001 - $100,000		$0	$0		$50,001 - $100,000
James F. Leary		$10,001 - $50,000		$0	$0		$10,001 - $50,000
Bryan A. Ward		$1 - $10,000		$1 - $10,000	$0		$1 - $10,000

*	Valued as of March 31, 2008.

**	Valued as of December 31, 2007. “Family of Investment Companies” consists of twelve registered investment companies that share the Adviser as their investment adviser and that hold themselves out to the investors as related companies for purposes of investment and investor services.

As of March 31, 2008, the Directors and officers of each of High Income Portfolio, Income Shares and Credit Strategies Fund, as a group, owned 5.83% of High Income Portfolio’s outstanding common shares, 1.79% of Income Shares’ outstanding common shares, and 0.89% of Credit Strategies Fund’s outstanding common shares and did not own any preferred shares of either Fund.

Set forth in the tables below is the security ownership in each Fund of each Director/Trustee and executive officer.

High Income Portfolio

	Name of		Value of		Percent of
Title of Class	Beneficial Owner	Amount*	Securities		Class

Common Stock	R. Joseph Dougherty	60,044 shares	$147,109	(1)	0.19%
Common Stock	Timothy K. Hui	1,000 shares	$2,450		0.00%
Common Stock	Scott F. Kavanaugh	22,969 shares	$56,274		0.07%
Common Stock	James F. Leary	5,200 shares	$12,740		0.02%
Common Stock	Bryan A. Ward	200 shares	$490		0.00%
Common Stock	James D. Dondero	1,510,040 shares	$3,699,597	(2)	4.89%
Common Stock	Mark Okada	193,411 shares	$473,856	(3)	0.63%
Common Stock	M. Jason Blackburn	8,422 shares	$20,633	(4)	0.03%
Common Stock	Michael Colvin	0 shares	$0		0.00%

*	Valued as of March 31, 2008. Except as otherwise indicated, each person has sole voting and investment power.

(1)	Mr. Dougherty’s ownership of these shares is based on direct ownership and ownership through a retirement plan.

(2)	Mr. Dondero’s ownership of these shares is based on direct ownership and his direct and indirect interest in the Adviser, other investment vehicles managed by the Adviser and certain other accounts that own shares of High Income Portfolio. Mr. Dondero disclaims beneficial ownership of shares held by the Adviser, other investment vehicles managed by the Adviser and certain other accounts, except to the extent of his pecuniary interest therein.

(3)	Mr. Okada’s ownership of these shares is based on direct ownership and ownership through a retirement plan.

(4)	Mr. Blackburn’s ownership of these shares is based on ownership through a retirement plan.

Income Shares

	Name of		Value of		Percent of
Title of Class	Beneficial Owner	Amount*	Securities		Class

Common Stock	R. Joseph Dougherty	26,845 shares	$128,317	(1)	0.09%
Common Stock	Timothy K. Hui	500 shares	$2,390		0.00%
Common Stock	Scott F. Kavanaugh	0 shares	$0		0.00%
Common Stock	James F. Leary	0 shares	$0		0.00%
Common Stock	Bryan A. Ward	200 shares	$956		0.00%
Common Stock	James D. Dondero	474,198 shares	$2,266,667	(2)	1.54%
Common Stock	Mark Okada	47,057 shares	$224,932	(3)	0.15%
Common Stock	M. Jason Blackburn	4,624 shares	$22,101	(4)	0.01%
Common Stock	Michael Colvin	0 shares	$0		0.00%

*	Valued as of March 31, 2008. Except as otherwise indicated, each person has sole voting and investment power.

(1)	Mr. Dougherty’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

(2)	Mr. Dondero’s beneficial ownership of these shares is based on direct ownership and his direct and indirect interest in the Adviser and other investment vehicles managed by the Adviser that own shares of Income Shares. Mr. Dondero disclaims beneficial ownership of shares held by the Adviser and other investment vehicles managed by the Adviser, except to the extent of his pecuniary interest therein.

(3)	Mr. Okada’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

(4)	Mr. Blackburn’s beneficial ownership of these shares is based on ownership through a retirement plan.

Credit Strategies Fund

	Name of		Value of		Percent of
Title of Class	Beneficial Owner	Amount*	Securities		Class

Common Shares	R. Joseph Dougherty	592 shares	$7,704	(1)	0.00%
Common Shares	Timothy K. Hui	0 shares	$0		0.00%
Common Shares	Scott F. Kavanaugh	0 shares	$0		0.00%
Common Shares	James F. Leary	0 shares	$0		0.00%
Common Shares	Bryan A. Ward	0 shares	$0		0.00%
Common Shares	James D. Dondero	237,786 shares	$3,095,980	(2)	0.77%
Common Shares	Mark Okada	36,227 shares	$471,677	(3)	0.12%
Common Shares	M. Jason Blackburn	652 shares	$8,488	(4)	0.00%
Common Shares	Michael Colvin	0 shares	$0		0.00%

*	Valued as of March 31, 2008. Except as otherwise indicated, each person has sole voting and investment power.

(1)	Mr. Dougherty’s beneficial ownership of these shares is based on ownership through a retirement plan.

(2)	Mr. Dondero’s beneficial ownership of these shares is based on direct ownership and his indirect interest in the Adviser, which owns shares of Credit Strategies Fund. Mr. Dondero disclaims beneficial ownership of shares held by the Adviser, except to the extent of his pecuniary interest therein.

(3)	Mr. Okada’s beneficial ownership of these shares is based on direct ownership and ownership through a retirement plan.

(4)	Mr. Blackburn’s beneficial ownership of these shares is based on ownership through a retirement plan.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Funds and the Board, the following stockholder(s)/shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of a class of a Fund’s outstanding shares as of April 14, 2008:

Credit Strategies Fund

		Amount and	Percent of
Title of Class	Name and Address of Owner	Nature of Ownership	Class

Common Shares	Loomis Sayles & Co., L.P. One Financial Center Boston, MA 02111	3,638,380 shares*	7.90	%**
Common Shares	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	46,044,903 shares (record)	99.98%

*
 Reflects sole voting power with respect to 3,143,747 common shares, shared voting power with respect to 84,774 common shares and sole dispositive power with respect to all common shares reported. Loomis, Sayles & Co., L.P. disclaims beneficial ownership of all shares. Based on a Schedule 13G filed with the SEC on February 8, 2008.

**	Calculated based on common shares outstanding as of April 14, 2008.

High Income Portfolio

		Amount and	Percent of
Title of Class	Name and Address of Owner	Nature of Ownership	Class

Common Stock	First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	2,188,768 shares*	7.1%
Common Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	29,632,920 shares (record)	95.98%
Preferred Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	1,600 shares (record)	100.00%

*	Reflects shared voting and shared dispositive power with respect to all shares. Based on an amended Schedule 13G filed with the SEC on February 12, 2008.

Income Shares

		Amount and	Percent of
Title of Class	Name and Address of Owner	Nature of Ownership	Class

Common Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	7,749,644 shares (record)	77.91%
Preferred Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	1,200 shares (record)	100.00%

APPENDIX D

INFORMATION ABOUT THE ACQUIRED FUNDS’ ACCOUNTING FIRM

At meetings held on December 14, 2007 (for High Income Portfolio) and March 7, 2008 (for Income Shares), each of High Income Portfolio’s and Income Shares’ Audit Committees approved, and each of High Income Portfolio’s and Income Shares’ Boards, including a majority of the Non-Interested Directors, ratified the selection of Deloitte & Touche LLP (“D&T”) as High Income Portfolio’s and Income Shares’ independent registered public accounting firm for the fiscal year ending October 31, 2008 for High Income Portfolio and December 31, 2008 for Income Shares. Representatives of D&T will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing High Income Portfolio’s and Income Shares’ audited financial statements for the fiscal year ended October 31, 2007 for High Income Portfolio and December 31, 2007 for Income Shares, the Audit Committee of each of High Income Portfolio and Income Shares recommended to the respective Fund’s Board that such statements be included in the Fund’s annual report to shareholders. A copy of the Audit Committee’s report appears below.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees to D&T in each of High Income Portfolio’s and Income Shares’s last two fiscal years. One hundred percent (100%) of all services provided by D&T to each of High Income Portfolio and Income Shares were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with High Income Portfolio’s and Income Shares’s pre-approval policies and procedures, the Audit Committee of each of High Income Portfolio and Income Shares must pre-approve all non-audit services provided by D&T, and all non-audit services provided by D&T to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to High Income Portfolio and Income Shares that are related to the operations and financial reporting of High Income Portfolio and Income Shares. The pre-approval requirement is waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to D&T by the relevant fund during the fiscal year in which the non-audit services are provided. In February 2008, it was determined by D&T that D&T provided personal income tax services to James D. Dondero, President of each of High Income Portfolio and Income Shares and President and Director of Strand Advisors, Inc. (“Strand”), the general partner of the Adviser, and Mark Okada, Executive Vice President of each of High Income Portfolio and Income Shares and Executive Vice President of Strand, during the 2006 tax year. D&T reported that the total fees related to these services were $80,575. The Audit Committee considered the nature of the services provided by D&T to Messrs. Dondero and Okada and the fee for such services and concluded that the provision of such services did not impair D&T’s independence with respect to High Income Portfolio and Income Shares. D&T did not provide any other services during last two fiscal years of High Income Portfolio and Income Shares to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the relevant Fund, and which services are related to the operations and financial reporting of the relevant Fund.

	High Income Portfolio				Income Shares
Fiscal Year Ended	2006(1)		2007(1)		2006(2)		2007(2)

Audit Fees	$31,000		$32,000		$36,000		$37,000
Audit-Related Fees	$15,000	(3)	$15,000	(3)	$15,000	(3)	$11,250	(3)
Tax Fees	$5,000	(4)	$5,000	(4)	$5,000	(4)	$5,000	(4)
All Other Fees	$7,000	(5)	$0	(5)	$7,000	(5)	$0	(5)
Aggregate Non-Audit Fees	$497,550		$676,050		$497,550		$751,525

(1)	For each of the fiscal years ended October 31, 2006 and October 31, 2007.

(2)	For each of the fiscal years ended December 31, 2006 and December 31, 2007.

(3)	Services to High Income Portfolio consisted of review of quarterly reports and services to Income Shares consisted of a review of a semi-annual regulatory filing.

D-1

(4)	Services to High Income Portfolio and Income Shares consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

(5)	Services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by D&T in connection with statutory and regulatory filings. These services also include the required audits of the Company’s internal controls over financial reporting.

Audit-Related Fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of High Income Portfolio’s and Income Shares’ consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees.  All other fees would include fees for products and services other than the services reported above.

REPORTS OF THE AUDIT COMMITTEE

The Audit Committee oversees each of High Income Portfolio’s and Income Shares’ accounting and financial reporting processes and the audits of each of its financial statements. Management is responsible for the preparation, presentation and integrity of the financial statements, the accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations of each of High Income Portfolio and Income Shares. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report dated October 31, 2007 with respect to High Income Portfolio, and in the Annual Report dated December 31, 2007 with respect to Income Shares, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Committee has considered and discussed the above described October 31, 2007 and December 31, 2007 audited financial statements with management and with D&T. The Committee has also discussed with D&T the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Rule AU 380, The Auditor’s Communication With Those Charged With Governance. The Committee reviewed with D&T, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the applicable Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee reviewed the written disclosures and the letters from D&T required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by D&T and PwC to the applicable Funds are compatible with maintaining D&T’s independence, and has discussed with D&T the independence of each independent registered public accounting firm.

The Committee discussed with D&T the overall scope and plans for the applicable audit. The Committee met with D&T, with and without management present, to discuss the results of their audits, their evaluations of the applicable Fund’s internal controls, and the overall quality of the applicable Fund’s financial reporting. Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Committee Charter, the Committee recommended to the Board (and the Board has approved) that the applicable Fund’s audited financial statements be included in (i) the annual report to

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shareholders for High Income Portfolio for the fiscal year ended October 31, 2007 and (ii) the annual report to shareholders for Income Shares for the fiscal year ended December 31, 2007 and as filed with the SEC.

Shareholders are reminded, however, that the members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and D&T. Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that each audit of the financial statements of High Income Portfolio and Income Shares has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the independent registered public accounting firm of each of High Income Portfolio and Income Shares is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

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